UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☑      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to §240.14a-12

INDEPENDENT BANK CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

2005 PROXY STATEMENT
ANNUAL SHAREHOLDERS MEETING
The Annual Shareholders Meeting of Independent Bank Corp. will be held at the
PLIMOTH PLANTATION
137 Warren Avenue on Route 3A
Plymouth, Massachusetts 02360
on April 21, 2005 at 3:30 p.m.

At the annual meeting Independent Bank Corp. will ask you to:

(1)	Reelect Alfred L. Donovan, E. Winthrop Hall, Robert D. Sullivan, and Brian S. Tedeschi to serve as Class III directors;

(2)	Ratify the selection of KPMG LLP as the independent auditor of Independent Bank Corp. for 2005;

(3)	Approve the 2005 Independent Bank Corp. Employee Stock Plan;

(4)	Approve Restated Articles of Organization for Independent Bank Corp; and, to

(5)	Transact any other business which may properly come before the Annual Meeting.
You may vote at the Annual Meeting if you were a shareholder of record at the close of business on February 22, 2005.

By Order of the Independent Bank Corp. Board of Directors

Linda M. Campion
Clerk
Rockland, Massachusetts
March 11, 2005

PROXY VOTING OPTIONS: TELEPHONE/INTERNET/PROXY CARD
YOUR VOTE IS IMPORTANT
We urge you to vote your shares by telephone, via the internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. It is important that your shares be represented, regardless of the number that you own, and you can help ensure the presence of a quorum at the annual meeting by casting your vote. Promptly voting your shares will save us the expense and extra work of additional proxy solicitation. Submitting your proxy now will not prevent you from voting at the annual meeting if you desire to do so, as your vote by proxy is revocable at your option.
Voting by internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. You also help us reduce postage and proxy tabulation costs when you vote by internet or telephone. Please follow the instructions on the proxy card to vote by internet or telephone.
Or, if you prefer, you can return the enclosed proxy card in the envelope provided. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote your shares by mail.
PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

DIRECTIONS TO ANNUAL MEETING

DRIVING DIRECTIONS
From Boston and Points North:

➢	Take Route 93 South to Route 3 South
➢	Take Exit 4 (Plimoth Plantation Highway) off Route 3
This is a left exit

➢	Continue on Plimoth Plantation Highway for approximately 1 mile and take the exit for the museum
➢	At the end of the exit ramp turn right, and proceed up the street for 20 yards
➢	Turn right at the sign for the museum into the driveway
➢	At the stop sign at the end of the driveway, cars should turn left and park in the main lot or overflow lot. Visitors with handicapped plates should turn right and park in the bus parking lot.
From Cape Cod:
Please note that there is no direct exit to the museum from Route 3 North. You must reverse direction at exit 5 to go on Route 3 SOUTH

➢	Take Route 3 North to Exit 5
➢	At the bottom of the exit ramp go left (under Route 3)
➢	Take a right onto Route 3 SOUTH and immediately take Exit 4 (Plimoth Plantation Highway) This is a left exit
➢	Continue on Plimoth Plantation Highway for approximately 1 mile and take the exit for the museum
➢	At the end of the exit ramp turn right, and proceed up the street for 20 yards
➢	Turn right at the sign for the museum into the driveway
➢	At the stop sign at the end of the driveway, cars should turn left and park in the main lot or overflow lot. Visitors with handicapped plates should turn right and park in the bus parking lot.

INDEPENDENT BANK CORP. PROXY STATEMENT
TABLE OF CONTENTS

		Page(s)

I.	Date, Time, and Place of Annual Shareholders Meeting	1
II.	Date of Proxy Statement	1
III.	Purposes of Annual Meeting	1
IV.	Voting of Proxies, Revocability of Proxies, and Voting Procedures Generally	1
V.	Matters to be Voted Upon at Annual Meeting	2
	A. Election of Directors (Notice Item 1)	2
	B. Ratification of KPMG LLP As Outside Auditor (Notice Item 2)	3
	C. Approval of 2005 Employee Stock Plan (Notice Item 3)	3
	D. Approval of Revised Corporate Charter (Notice Item 4)	6
	E. Other Matters (Notice Item 5)	9
VI.	Board of Directors	10
	A. Current Members	10
	B. Information Regarding the Board and its Committees	10
	B(1). Corporate Governance Information	10
	B(2). Annual Meeting Attendance and Meetings of the Board and its Committees	11
	B(3). Compensation Paid to the Board and its Committees	12
	C. Report of the Audit Committee	12
	D. Related Party Transactions	14
VII.	Executive Officers of Independent Bank Corp. and Rockland Trust	15
	A. Current Executive Officers	15
	B. Report of Compensation Committee on Executive Compensation	17
	B(1). Executive Compensation — Administration and History	17
	B(2). Base Salary and Cash Bonuses for Current Executive Officers	18
	B(3). Stock Options Awarded to Current Executive Officers	19
	B(4). Supplemental Retirement Benefits for Current Executive Officers	19
	B(5). Report Regarding Retired Executive Officer	20
	C. Employment Agreements	20
	D. Summary Compensation Table and Stock Option Grants	22
VIII.	Ownership of Common Stock and Related Matters	28
	A. Common Stock Beneficially Owned by any Entity with 5% or More of Common Stock and Owned by Directors and Executive Officers	28
	B. Beneficial Ownership Reporting Compliance	30
	C. Comparative Stock Performance Graph	31
IX.	Shareholder Communications to Board, Shareholder Proposals for Next Annual Meeting, and Submission of Shareholder Director Nominations	31
X.	Solicitation of Proxies and Expenses of Solicitation	32
XI.	Annual Report and Form 10-K	32

INDEPENDENT BANK CORP. PROXY STATEMENT

I.	Date, Time, and Place of Annual Shareholders Meeting
      The Board of Directors (the “Board”) of Independent Bank Corp. is making this proxy solicitation and furnishes this proxy statement to the holders of our common stock, $.01 par value per share, in connection with the solicitation of proxies for use at the annual meeting of shareholders to be held at the Plimoth Plantation, 137 Warren Avenue on Route 3A, Plymouth, Massachusetts on Thursday, April 21, 2005 at 3:30 p.m., local time, and also for use at any adjournments of the annual meeting. Rockland Trust Company, our wholly-owned banking subsidiary, is referred to in this proxy statement as Rockland Trust. We also sometimes refer to Independent Bank Corp. in this proxy statement as the Company.

II.	Date of Proxy Statement
      We filed this proxy statement with the United States Securities and Exchange Commission on March 11, 2005 and the Board anticipates that it will be mailed to shareholders on or about March 16, 2005.

III.	Purposes of Annual Meeting
      The annual meeting will be held for the following purposes:

(1) To elect four Class III directors;

(2) To consider ratifying the appointment of KPMG LLP as our independent auditor for 2005;

(3) To consider approving the 2005 Independent Bank Corp. Employee Stock Plan (the “2005 Employee Stock Plan”);

(4) To consider approving Restated Articles of Organization for Independent Bank Corp. (the “Revised Corporate Charter”); and,

(5) To transact any other business which may properly come before the Annual Meeting.

IV.	Voting of Proxies, Revocability of Proxies, and Voting Procedures Generally
      Each proxy solicited hereby, signed and returned to the Company and not revoked, in writing, prior to its use, will be voted in accordance with the instructions contained therein. The Board recommends that you vote as follows:

(1) “FOR ALL NOMINEES” with respect to the reelection of Alfred L. Donovan, E. Winthrop Hall, Robert D. Sullivan, and Brian S. Tedeschi as Class III directors;

(2) “FOR” with respect to ratifying the appointment of KPMG LLP as our independent auditor for 2005;

(3) “FOR” the approval of the 2005 Employee Stock Plan;

(4) “FOR” the approval of the Revised Corporate Charter; and,

(5) Upon such other matters as may properly come before the annual meeting, in accordance with the best judgment of the persons appointed as proxies.
      Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing a written notice of revocation with our clerk at least one business day prior to the annual meeting, (ii) submitting a duly executed proxy bearing a later date which is received by our clerk at least one business day prior to the annual meeting, or (iii) appearing at the annual meeting and giving our clerk written notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournments thereof and will not be used for any other meeting.
      Only shareholders of record at the close of business on February 22, 2005 (“Voting Record Date”) will be entitled to vote at the annual meeting and any adjournments thereof. On the Voting Record Date, there

were                      shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote at the annual meeting.
      Our By-Laws require that the holders of a majority of all shares of common stock then outstanding and entitled to vote be present in person or be represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum.
      The amount of votes required for approval of the matters to be considered at the annual meeting is as follows:

•	A plurality of votes cast by shareholders present, in person or by proxy, at the annual meeting is required for the election of directors;

•	A majority of votes cast by shareholders present, in person or by proxy, at the annual meeting is required to ratify the appointment of KPMG LLP as our independent auditor for 2005;

•	A majority of votes cast by shareholders present, in person or by proxy, at the annual meeting is required for approval of the 2005 Employee Stock Plan; and,

•	At least two-thirds of the issued and outstanding common stock as of the Voting Record Date must vote to approve the Revised Corporate Charter.
      Abstentions are counted as a negative vote in the tabulation of the votes on proposals presented to shareholders, and broker non-votes are disregarded for purposes of determining whether a proposal has been approved.

V.	Matters to be Voted Upon at Annual Meeting

A.	Election of Directors (Notice Item 1)
      The Company’s articles of organization provide that the Board shall be divided into three classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of three years. Currently, there are 12 members of the Board, divided into three classes of directors.
      Directors continue to serve until their three-year term expires and until their successors are elected and qualified, unless they earlier reach the mandatory retirement age of 72, die, resign, or are removed from office. One class of directors is elected annually.
      The Joint Nominating and Corporate Governance Committee of the Board, which we sometimes refer to in this proxy statement as the nominating committee, selects director nominees to be presented for shareholder approval at the annual meeting, including the nomination of incumbent directors for reelection and the consideration of any director nominations submitted by shareholders. For information relating to the nomination of directors by our shareholders, see “Submission of Shareholder Director Nominations” below.
      All director candidates are evaluated in accordance with the criteria set forth in the Company’s Governance Principles with respect to director qualifications. The nominating committee has nominated the following directors, who we refer to in this proxy statement as the board nominees, for reelection at the annual meeting:
Board Nominees: Class III Directors (Term Expires in 2005):
      Alfred L. Donovan. Age 70. Mr. Donovan is an independent consultant specializing in marketing and business strategy, based in Boston, Massachusetts. Mr. Donovan became a director of Rockland Trust in 1967 and a director of the Company in 2000.
      E. Winthrop Hall. Age 69. Mr. Hall is a Development Engineer for ACAT, Inc., a manufacturer of high performance textiles, in Essex, Massachusetts. Mr. Hall became a director of Rockland Trust in 1980 and a director of the Company in 2000.

      Robert D. Sullivan. Age 62. Mr. Sullivan is President of Sullivan Tire Co, Inc., a retail and commercial tire and automotive repair service with locations throughout Massachusetts, Maine, New Hampshire, and Rhode Island. Mr. Sullivan has been a director of Rockland Trust since 1979 and became a director of the Company in 2000.
      Brian S. Tedeschi. Age 54. Mr. Tedeschi is Chairman of the Board of Directors of Tedeschi Realty Corp., a real estate development company in Rockland, Massachusetts. Mr. Tedeschi has served as a director of Rockland Trust since 1980 and of the Company since 1991.
      Under the direction of the Board of Directors, we continue to enhance our long-term value and provide long-term financial returns to shareholders. The nominating committee therefore recommends reelection of all four of the board nominees.
      Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the reelection of the board nominees. We have no reason to believe that any of the board nominees will be unable to serve. If, however, any of the board nominees should not be available for election at the time of the annual meeting, it is the intention of the persons named as proxies to vote the shares to which the proxy relates, unless authority to do so has been withheld or limited in the proxy, for the election of such other person or persons as may be designated by the Board or, in the absence of such designation, in such other manner as they may, in their discretion, determine.
The Nominating Committee Therefore Recommends That You Vote
FOR ALL NOMINEES And Reelect The Board Nominees.

B.	Ratification of KPMG LLP As Outside Auditor (Notice Item 2)
      KPMG LLP has served as our independent auditor since May 15, 2002. Our audit committee reviews the performance of KPMG LLP on a regular basis and, as more fully described below in the “Report of the Audit Committee,” has satisfied itself as to the independence of KPMG LLP. On February      , 2005 the audit committee, acting on behalf of the Board, appointed KPMG LLP to serve as our independent auditor for 2005. The Board recommends that shareholders vote in favor of ratifying KPMG LLP as our outside auditor for 2005. If shareholders do not ratify selection of KPMG LLP, the Audit Committee will consider a change in auditors next year.
The Board Therefore Recommends That You Vote FOR Ratifying
The Selection of KPMG LLP As The Independent Auditor of The Company For 2005.

C.	Approval of 2005 Employee Stock Plan (Notice Item 3)
      We have, as more fully described below in the “Report of the Compensation Committee on Executive Compensation,” historically included long-term, equity-based compensation opportunities as one of the four primary components of our compensation program, for executive officers of Independent Bank Corp. and/or of Rockland Trust, and also for certain other senior Rockland Trust officers who are in a position to contribute to future growth and success of Independent Bank Corp. and Rockland Trust.
      In 2004 we, as more fully described below in the “Report of the Compensation Committee on Executive Compensation,” engaged Blue Peak Consulting LLC (Blue Peak), an outside executive compensation consultant, to conduct a comprehensive review of total cash compensation offered to executive officers and the Company’s long-term, equity-based compensation opportunities. The Board, based upon the recommendations of Blue Peak, voted unanimously to submit the 2005 Employee Stock Plan (the “2005 Plan”) for shareholder approval. We are asking for shareholder approval so that we will be able to grant stock options and restricted stock awards to our employees under the 2005 Plan.

      The summary of the 2005 Plan that follows does not purport to be complete and is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is attached hereto as Exhibit A and is incorporated by reference into this proposal:

Purpose
      The purpose of the 2005 Plan is to provide the Company and its shareholders the benefits arising from common stock ownership by employees of the Company and its subsidiaries who are expected to contribute to our future growth and success through the granting of stock option and restricted stock awards.

Administration of the 2005 Plan
      The 2005 Plan will be administered by the Board, which may delegate its powers under the 2005 Plan to a committee. The committee, if so appointed, would consist of two or more “outside directors” and one “non-employee” director. Subject to the provisions of the 2005 Plan, the administrator of the 2005 Plan has authority in its discretion to: (1) determine fair market value of our common stock, (2) select employees to who awards may be granted, (3) determine the number of shares covered by awards, (4) approve forms of agreements for use under the 2005 Plan, (5) determine the terms and conditions of awards, (6) prescribe, amend or rescind rules and regulations relating to the 2005 Plan, and (7) construe and interpret the terms of the 2005 Plan and awards granted pursuant to the 2005 Plan.

Shares Subject to the Plan
      The 2005 Plan authorizes the issuance of either stock options or restricted stock awards for up to 800,000 shares of common stock. As of                                         , 2005, the closing sale price of our common stock was $           per share. Shares issuable under the 2005 Plan as restricted stock awards or stock options may be authorized and unissued or shares previously issued that we have reacquired. Any shares subject to grants under the 2005 Plan which expire or are terminated, forfeited, or canceled without having been exercised or vested in full, shall be available for new grants.

Section 162(m) Limitations
      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the chief executive officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2005 Plan provides that no participant may receive restricted stock or stock options exercisable for more than 75,000 shares in any fiscal year of the 2005 Plan. Shareholder approval of this proposal will constitute shareholder approval of this limitation for Section 162(m) purposes.

Eligibility
      Any employee of Independent Bank Corp., or any of its subsidiaries, including Rockland Trust, may be selected by the Board to receive awards under the 2005 Plan. Each award will be designated a stock option award or a restricted stock award by the Board or, if appointed, the committee.

Terms and Conditions of Awards
      Types of Awards. Awards may be granted under the 2005 Plan as incentive stock options, non-statutory options, time vesting restricted stock awards, or performance vesting restricted stock awards, or a combination thereof. Subject to the overall maximum limits on awards listed in the 2005 Plan, there are no restrictions on the amount of awards that may be granted as options or restricted stock under the 2005 Plan.
      Exercise Price. The exercise price for shares issued upon exercise of options or restricted stock awards will be determined by the 2005 Plan administrator. The exercise price of incentive stock options may not be less than 100% of the fair market value on the date the option is granted. The exercise price of incentive stock options granted to a 10% or greater shareholder may not be less than 110% of the fair market value on the date of grant.
      Form of Consideration Upon Exercise of Options. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The 2005 Plan permits payment to be made by cash, check, or, if permitted in the option agreement, by other shares of our common stock.
      Term. The term of an option may be no more than ten years from the date of grant, except that the term of an option granted to a 10% or greater shareholder may not exceed five years from the date of grant. The term of vesting of restricted stock awards may be no less than one year, for performance vesting awards, and no less than three years for time vesting awards.
      Right of Repurchase. Restricted stock agreements or option agreements may contain provisions allowing us to repurchase the shares sold upon the termination of the participant’s employment or upon the failure to satisfy any performance objectives or other conditions specified therein.
      Other Provisions. The stock option agreement or restricted stock agreement for each grant of stock options or restricted stock may contain other terms, provisions, and conditions not inconsistent with the 2005 Plan, as may be determined by the 2005 Plan administrator.

Adjustments
      The number of shares available under the 2005 Plan, the maximum limits on awards, and the number of shares subject to outstanding awards will be adjusted to reflect any merger, consolidation, or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares of common stock. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding options may be assumed by the surviving entity, accelerated upon notice to the holder, or cancelled, so long as the award holder receives payment to the value of the canceled awards.

Limitations on Transferability
      Incentive stock options granted under the 2005 Plan may not be transferred during a participant’s lifetime and will not be transferable other than by will or the laws of descent and distribution following the participant’s death. Non-statutory stock options and restricted stock awards may be transferred pursuant to a qualified domestic relations order, by will or the laws of intestacy, to any member of the optionee’s family or as may be determined by the 2005 Plan administrator.

Amendment and Termination
      The Board may at any time amend, alter, suspend, or terminate the 2005 Plan. The Board will obtain shareholder approval of any 2005 Plan amendment to the extent necessary and desirable to comply with applicable law. Any amendments to the 2005 Plan or to any stock option or restricted stock agreements that would change the class of eligible employees, increase the number of awards that may be granted to any person or in total, reduce the minimum option price or reduce the exercise price of any outstanding award must first be approved by the shareholders. No amendment, alteration, suspension, or termination of the 2005 Plan shall impair the rights of any participant, unless mutually agreed in writing.

Federal Income Tax Consequences
      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and polices affecting the Company and recipients of awards under the 2005 Plan. Any descriptions of the provisions of any law, regulation, or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or the policies of various taxing authorities may have a significant effect on this summary.

      A participant who receives incentive stock options will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such incentive stock options. However, when a participant exercises an incentive stock option, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant’s alternative minimum taxable income. Provided that the participant makes no disposition of the shares before the later of the expiration of the two-year period from the date of grant of the option pursuant to which such shares were transferred, or the expiration of the one-year period from the date of transfer of such shares to the participant, gains on disposition of the shares acquired upon exercise of the incentive stock options will be taxable as long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. We will not be entitled to a tax deduction arising from the exercise of an incentive stock option if the employee qualifies for such long-term capital gain treatment. If the participant is not entitled to long-term capital gain treatment on the disposition of the shares, then we will be entitled to a deduction equal to the excess of the fair market value of the shares on the day the option was exercised over the amount paid for the shares.
      A participant who receives non-statutory stock options will not recognize taxable income for federal income tax purposes at the time a non-statutory stock option is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon the exercise of the non-statutory stock options. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares. The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of a non-statutory stock option in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.
      A participant who receives restricted stock awards under the 2005 Plan will not recognize taxable income for federal income tax purposes at the time such restricted stock award is granted. Once the award is vested and the shares are distributed, the participant will generally be required to include in ordinary income for the taxable year in which the vesting date occurs an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount.
      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards under the 2005 Plan. State and local tax consequences may also be significant.

Current Grants
      Stock options and restricted stock awards under the 2005 Plan are discretionary and the Board has not yet determined whom awards will be made to and the terms and conditions of any awards that will be made. As a result, no information is provided concerning the benefits to be delivered under the plan to any individual or group of individuals.
The Board Therefore Recommends That You Vote FOR
Approval of The 2005 Employee Stock Plan.

D.	Approval of Revised Corporate Charter (Notice Item 4)
      Independent Bank Corp. was incorporated in Massachusetts in 1985, in accordance with the provisions of then existing Massachusetts corporate law, and has amended its Articles of Organization as circumstances warranted in piecemeal fashion since then. Rockland Trust became the wholly-owned banking subsidiary of Independent Bank Corp. in 1986.

      On November 26, 2003 Mitt Romney, the Governor of the Commonwealth of Massachusetts, signed into law Chapter 156D of the Massachusetts General Laws, a new Massachusetts business corporation statute. The new Massachusetts Business Corporation Act overhauled the law governing Massachusetts corporations, which was last revised to any material extent in 1964 and which dates back to a 1903 statute. The new Massachusetts Business Corporation Act took effect on July 1, 2004.
      The nominating committee requested the General Counsel of the Company to review the New Massachusetts Business Corporation Act and present recommendations to the Board regarding potential changes to the Company’s Articles of Organization and By-Laws, based upon both the New Massachusetts Business Corporation Act and upon any other revisions necessary or desirable to bring the Company in line with current corporate “best practices.”
      In January 2005 the General Counsel for the Company submitted the Revised Corporate Charter and By-Laws, revised with corresponding changes (the “Revised By-Laws”), to the Board. In February 2005 the Board, based upon the recommendations of the General Counsel of the Company, voted unanimously to submit the Revised Corporate Charter to shareholders for approval. In that vote the Board also approved the Revised By-Laws to make them consistent with the Revised Corporate Charter and the new Massachusetts Business Corporation Act. The Board vote approving the Revised By-Laws, however, is expressly conditioned upon shareholder approval of the Revised Corporate Charter, and the Revised By-Laws will only take effect if we obtain the shareholder approval required for the Revised Corporate Charter.
      We are asking the shareholders to approve the Revised Corporate Charter. A two-thirds vote of the issued and outstanding common stock of Independent Bank Corp. is required to approve the Revised Corporate Charter.
      The below summary of the Revised Corporate Charter and Revised By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Corporate Charter and Revised By-laws. Copies of the proposed Revised Corporate Charter and Revised By-Laws for the Company are attached hereto as Exhibits B and C, respectively, and are incorporated by reference into this proposal:

General
      The Revised Corporate Charter and Revised By-Laws:

•	incorporate and comply with the provisions of New Massachusetts Business Corporation Act;

•	incorporate the Company’s mandatory retirement age (age 72) for directors into the Revised Corporate Charter;

•	grant the Board the right to remove one of its members for cause; and,

•	update the documents to remove historical, ineffective or unnecessary provisions.

Substantive Changes in Revised Corporate Charter
      Unlimited Voting Rights; Rights to Net Assets. Under Section 6.01 the new Massachusetts Business Corporation Act, we must have one class or series of stock that has “unlimited” voting rights and that has the right to receive the net assets of the Company upon the liquidation, distribution, or winding up of the Company. These terms are implicitly granted to the holders of our common stock in our current Articles of Organization. Section 1 of Article IV A of the Revised Corporate Charter now explicitly grants these rights to the holders of common stock.
      Series A Junior Participating Preferred Stock. In 1991, our Articles of Organization were amended to designate 300,000 shares of preferred stock as Series A Junior Participating Preferred Stock. The Series A Preferred Stock was designated in connection with a Stockholder Rights Agreement, dated January  24, 1991, between the Company and Rockland, as rights agent. That Stockholder Rights Agreement expired on May 3, 2001. No shares of Series A Preferred Stock were issued under the Stockholder Rights Agreement and there are currently no shares of Series A Preferred Stock outstanding. Because the provisions relating to the

Series A Preferred Stock are no longer necessary or desirable, we have eliminated these provisions in the Revised Corporate Charter. A Renewal Rights Agreement became effective on May 3, 2001 and a Series B Preferred Stock was established in connection with this Renewal Rights Agreement. The Revised Corporate Charter does not change any of the terms of the Series B Preferred Stock.
      Proposals at Shareholder Meetings. Currently, the By-laws of the Company allow the Board, the presiding officer, or a shareholder to bring business before a meeting of the shareholders that is not otherwise specified in the notice of such meeting. However, our current Articles of Organization are silent on this matter. Under Section 7.01(d) of the new Massachusetts Business Corporation Act, an annual meeting of the shareholders “shall be held for the purpose of electing directors and such other purposes as are specified in the notice of the meeting, and only business within such purposes may be conducted at the meeting, unless otherwise provided in the articles of organization.” In order to comply with the new Massachusetts Business Corporation Act, Section 2 of Article VI of the Revised Corporate Charter now allows the Board, the presiding officer, or a shareholder to bring business before a meeting of the shareholders that is not otherwise specified in the notice of such meeting.
      Provisions Relating to “Acquiring Entities”. Our current Articles of Organization contains provisions relating to “Acquiring Entities”, “Non-Acquiring Shareholders” and “Non-Acquiring directors.” Prior to a 1991 amendment to our current Articles of Organization, these provisions created special voting rights and prohibitions relating to transactions between Independent Bank Corp. and holders of greater than 5% of our stock. After the 1991 amendment to our current Articles of Organization, the only remaining provisions relating to “Acquiring Entities” in the Articles of Organization were the definitional terms, the grant of authority to a majority of “Non-Acquiring Directors” to determine the status of an “Acquiring Entity”, the required approval of at least two-thirds of all voting shares of the “Non-Acquiring Shareholders” to amend the provisions of the Articles of Organization relating to “Acquiring Entities”, and the required vote of at least a majority of all voting shares of the “Non-Acquiring Shareholders” to amend the other provisions of the Articles of Organization. We believe that these remnant provision have no substantive effect and are no longer necessary. Therefore, these provisions have been removed from the Revised Corporate Charter.
      Mandatory Retirement Age. Our current Articles of Organization are silent on the matter of mandatory retirement age. When Independent Bank Corp. was formed, the existing By-Laws of Rockland Trust contained an automatic retirement provision which disqualified Rockland Trust directors from continuing to serve on the Rockland Trust board once they reached the age of 72. From the outset of our existence there have always been some individuals who have simultaneously served as directors of both Independent Bank Corp. and of Rockland Trust and thus were subject to Rockland Trust’s automatic retirement provision. On February 11, 1993, our Board voted unanimously to adopt a mandatory retirement age of 72 for directors of Independent Bank Corp. The 1993 vote thus made the mandatory retirement age for directors of Independent Bank Corp. and of Rockland Trust identical. The retirement age provision of Section 6(a) of Article 6 of the Revised Corporate Charter therefore formalizes the retirement age policy which has been in effect at Independent Bank Corp. for more than a decade.
      Removal of Directors. Our current Articles of Organization and By-Laws permit directors to be removed only for cause and only by the vote of a majority of the shareholders. Thus, currently our Board cannot remove one of its members for cause without first obtaining shareholder approval. Under Section 8.08(d) of the new Massachusetts Business Corporation Act, a director may be removed for cause by a majority of the directors then in office. We believe it is consistent with corporate “best practices” to allow the directors to remove one of their members for cause. The Revised Corporate Charter and Revised By-Laws now allow either a majority of the directors then in office or a majority of the shareholders to remove a director for cause.
      Indemnification of Directors and Officers. Our current Articles of Organization and By-Laws provide for indemnification of directors and officers to the full extent permitted by Chapter 156B of the Massachusetts General Laws. Our current Articles of Organization and By-Laws also include language that such provisions will be modified to the extent that the indemnification provisions of Chapter 156B of the Massachusetts General Laws are modified. Sections 8.50-8.59 of the new Massachusetts Business Corporation Act have modified provisions of the law relating to indemnification of directors and officers, and also permit provisions for advancement of expenses and insurance. The Revised Corporate Charter and Revised By-Laws have been explicitly amended to follow the procedures set forth in the new Massachusetts Business Corporation Act to provide the full indemnification, advancement of expenses, and insurance permitted thereunder.

No Other Changes
      The proposed Revised Corporate Charter and Revised By-Laws contain no other substantive changes. The Company continues to have the same number of authorized shares of stock and continues to have the designation of Series B Preferred Stock. The voting rights, dividends, liquidation preference, restrictions and other terms of such classes and series of stock remains unchanged. There continues to be a prohibition on preemptive rights. The numbers and classes of directors remains the same, as do the mechanics of appointment and election and provisions relating to meetings of directors and shareholders. The Revised By-Laws of the Company still opt out of the provisions of Chapter 110D of the Massachusetts General Laws relating to “control share acquisitions” of the corporation.

Anti-Takeover Effect
      It is unlikely that the proposed Revised Corporate Charter or Revised By-Laws would have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Independent Bank Corp. These amendments do not change the number of authorized shares or effect the voting rights of the common or preferred stock of the Company. The numbers and classes of directors remain the same, as do the mechanics of appointment and election and provisions relating to meetings of directors and shareholders. The amendments do not otherwise effect the ability to remove incumbent management or the ability of shareholders to participate in certain transactions. We are not aware of any attempts on the part of a third party to effect a change of control of Independent Bank Corp., and the amendments have been proposed for the reasons stated above and not for any possible anti-takeover effects they may have. In addition, the Board does not currently contemplate recommending the adoption of any other amendments to the Revised Corporate Charter or Revised By-Laws or the entering into of any other agreements that could be construed as affecting the ability of third parties to take over or to change control of Independent Bank Corp.
      A number of currently existing provisions in our Articles of Organization and By-Laws, which are being replicated in the proposed Revised Corporate Charter and Revised By-Laws, could make it more difficult for a third party to acquire, or discourage a third party from attempting to acquire, control of the Company. Such provisions are as follows: A shareholder seeking to have business conducted at a shareholder meeting must give notice to the Company not less than 75 days prior to the scheduled meeting. A special shareholders meeting may only be called by the President, the Chairman of the Board, a majority of the directors, or upon the request of the shareholders holding at least two thirds of the voting power of Independent Bank Corp. We will continue to have a classified Board of Directors. We have authorized but unissued 1,000,000 shares of preferred stock, which may be issued in the future without shareholder approval and upon such terms and conditions, and having such rights, privileges and preferences, as the Board may determine. Of such preferred stock, 15,000 shares are designated as Series B Preferred Stock, with 1,000 votes per share and a 1,000 times liquidation preference per share. The shares of Series B Preferred Stock may be issued under the Renewal Rights Agreement effective May 3, 2001.
The Board Therefore Recommends That You Vote FOR
Approval of The Revised Corporate Charter.

E.	Other Matters (Notice Item 5)
      The proxy also confers discretionary authority with respect to any other business which may come before the Annual Meeting, including rules for the conduct of the Annual Meeting. The Board knows of no other matter to be presented at the Annual Meeting. It is the intention of the persons named as proxies to vote the shares to which the proxies relate according to their best judgment if any matters not included in this Proxy Statement come before the Annual Meeting.

VI.	Board of Directors

A.	Current Members
      In addition to the board nominees set forth above, the Board of the Company is comprised of the individuals listed below.
Class I Directors (Term Expires in 2006) (Directors Continuing In Office)
      Richard S. Anderson. Age 62. Mr. Anderson is President and Treasurer of Anderson-Cushing Insurance Agency, Inc., an insurance broker in Middleborough, Massachusetts. Mr. Anderson became a director of the Company and of Rockland Trust in 1992.
      Kevin J. Jones. Age 53. Mr. Jones is Treasurer of Plumbers’ Supply Company, a wholesale plumbing supply company, in Fall River, Massachusetts. Mr. Jones became a director of Rockland Trust in 1997 and a director of the Company in 2000.
      Richard H. Sgarzi. Age 62. Mr. Sgarzi is the President and Treasurer of Black Cat Cranberry Corp., a cranberry grower in Plymouth, Massachusetts. Mr. Sgarzi has served as a director of Rockland Trust since 1980 and as a director of the Company since 1994.
      Thomas J. Teuten. Age 64. Mr. Teuten is Chairman of the Board of both A.W. Perry, Inc. and A.W. Perry Security Corporation, real estate investment companies in Boston, Massachusetts. Mr. Teuten was named Chairman of the Board of the Company and Rockland Trust in July 2003. Mr. Teuten has served as a director of Rockland Trust since 1975 and as a director of the Company since 1986.
Class II Directors (Term Expires in 2007) (Directors Continuing In Office)
      W. Paul Clark. Age 69. Mr. Clark is the President and General Manager of Paul Clark, Inc., a Ford and Volkswagen dealership in Brockton, Massachusetts. Mr. Clark has served as a director of Rockland Trust since 1970 and as a director of the Company since 1986.
      Benjamin A. Gilmore, II. Age 57. Mr. Gilmore is President of Gilmore Cranberry Co., Inc., a cranberry grower in South Carver, Massachusetts. Mr. Gilmore became a director of the Company and of Rockland Trust in 1992.
      Christopher Oddleifson. Age 46. Mr. Oddleifson has served as President and Chief Executive Officer of the Company and of Rockland Trust since 2003. From 1998 to 2002 Mr. Oddleifson was President of First Union Home Equity Bank, a division of First Union Corporation (now Wachovia Corporation) in Charlotte, North Carolina. Prior to First Union Home Equity Bank, Mr. Oddleifson was a member of the Management Committee of Signet Bank in Richmond, Virginia, responsible for consumer banking.
      John H. Spurr, Jr. Age 58. Mr. Spurr is President of A. W. Perry, Inc. and A.W. Perry Security Corporation, real estate investment companies in Boston, Massachusetts. Mr. Spurr became a director of Rockland Trust in 1985 and a director of the Company in 2000.

B. Information Regarding the Board and its Committees

B(1). Corporate Governance Information
      On February 12, 2004 the Board adopted a written statement of Governance Principles, a revised Audit Committee Charter, and written charters for all of the Board committees which had not previously had them. The Boards of Independent Bank Corp. and Rockland Trust also combined and consolidated existing board Committees on February 12, 2004, as described below. Our governance principles, as well as the charter for each current committee of the Board and/or of Rockland Trust may be viewed by accessing the Investor

Relations link on the Rockland Trust website (http://rocklandtrust.com). Our common stock ownership guidelines for directors are set forth in our governance principles.
      Rockland Trust has a written Code of Ethics to assist its directors, officers, and employees in adhering to their ethical and legal responsibilities. The current version of the Code of Ethics may also be viewed by accessing the Investor Relations link on the Rockland Trust website (http://rocklandtrust.com).
      NASDAQ Stock Market (“NASDAQ”) rules, and our governance principles, require that at least a majority of our Board be composed of “independent” directors. All of our directors other than Mr. Oddleifson, who is the CEO and President of Independent Bank Corp. and Rockland Trust, are “independent” within the meaning of both the NASDAQ rules and our own corporate governance principles. Eleven of our twelve directors, therefore, are currently “independent” directors.
      None of our twelve directors are members of board of directors of any other publicly-traded company. Our formal position on the time which directors must be willing to devote to their duties is set forth in our governance principles.

B(2). Annual Meeting Attendance and Meetings of the Board and its Committees
      It is our policy that, to the extent possible, all directors attend the annual meeting. All of our current directors attended last year’s annual meeting.
      During 2004, the Boards of Independent Bank Corp. and Rockland Trust had 13 concurrent meetings. All directors attended at least 75% of the meetings of our Board during 2004.
      During 2004 the Board had standing executive, audit, compensation, and nominating committees. During 2004 the Rockland Trust Board had standing executive, audit, compensation, nominating, and trust committees.
      The following table provides 2004 membership by current directors and meeting information for each of the standing committees of our Board:

Name	Executive	Audit	Compensation	Nominating

Mr. Clark	X*	X	X*	X
Mr. Sgarzi	X		X	X
Mr. Teuten	X		X	X
Mr. Oddleifson	X
Mr. Anderson	X (rotating basis)		X (rotating basis)	X*
Mr. Donovan	X (rotating basis)	X	X (rotating basis)	X
Mr. Gilmore	X (rotating basis)		X (rotating basis)
Mr. Hall	X (rotating basis)	X	X (rotating basis)
Mr. Jones	X (rotating basis)		X (rotating basis)	X
Mr. Spurr	X (rotating basis)	X*	X (rotating basis)
Mr. Sullivan	X (rotating basis)	X**	X (rotating basis)
Mr. Tedeschi	X (rotating basis)		X (rotating basis)
Total Meetings Held In 2004	22 meetings	5 meetings	13 meetings	5 meetings

*	indicates Committee Chairman

**	indicates Committee Vice Chairman
      All directors attended at least 75% of the 2004 committee meetings of the our Board of which they were members, with the exception of director Tedeschi, who attended three meetings out of five of his rotating executive committee term.

      No executive officer of Independent Bank Corp. or of Rockland Trust served on the compensation committees of either Independent Bank Corp. or Rockland Trust. No director or executive officer of Independent Bank Corp. or Rockland Trust served on the compensation committee of any other entity which determined whether to award compensation to any director or executive officer.

B(3). Compensation Paid to the Board and its Committees
      Chairman of the Board Teuten received an annual retainer of $10,000. The non-employee directors who served as permanent members of the executive committees of Independent Bank Corp. and Rockland Trust received an annual retainer of $7,500, except that Mr. Clark, the executive committee chairman, received an annual retainer of $10,000. Those directors who served as rotating members of the executive committees of Independent Bank Corp. and Rockland Trust received an annual retainer of $5,000. Directors Spurr and Sullivan, as chairman and vice-chairman, respectively, of the audit committee, each received an annual retainer of $7,500.
      Mr. Teuten, as chairman of the Board, received a $1,500 fee per Board meeting attended. All non-employee directors received an $850 fee per meeting for attendance at Board meetings.
      Mr. Clark, the chairman of the executive committees for both Independent Bank Corp. and Rockland Trust, received a $1,500 fee per executive committee meeting attended. Directors Spurr and Sullivan, as chairman and vice-chairman, respectively, of the audit committee, received a $1,500 fee per meeting attended. Each other non-employee director who was a member of our audit committee or Rockland Trust’s executive or audit committee received a $1,000 fee per meeting attended.
      Mr. Anderson, the chairman of the nominating committee, received a $1,500 fee per meeting attended. Each non-employee director received a $1,000 fee per nominating committee meeting attended.
      No additional fees were paid to any member of the compensation committee for attendance at committee meetings.
      No fees were paid to any director who was an employee of Independent Bank Corp. or Rockland Trust for attendance at any Board or Board committee meetings.
      Under the Directors’ Option Plan, each person who was a non-employee director of Independent Bank Corp. or of Rockland Trust on April 16, 1996 automatically received a non-qualified stock option to purchase 5,000 shares of our common stock at the then fair market value. Each person who thereafter becomes a non-employee director of Independent Bank Corp. or of Rockland Trust receives, on the first anniversary of his or her election, a non-qualified stock option to purchase 5,000 shares of our common stock at its then fair market value. Thereafter, each such non-employee director receives a non-qualified stock option to purchase 1,000 shares of our common stock upon the later of (a) the expiration of one year following his or her election to the Board, or (b) the third business day following the day of the annual meeting of shareholders, at the then current fair market value.
                  C.     Report of the Audit Committee1
      Each member of the audit committee is “independent” as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, the rules and regulations of the SEC thereunder, and the listing standards of the NASDAQ Stock Market. In addition, the Board has determined that the audit committee has an “audit committee financial expert,” as defined in regulations issued pursuant to the Sarbanes-Oxley Act of 2002. Our “audit committee financial expert” is its chairman, John H. Spurr, Jr.

      1 This report shall not be deemed to be incorporated by reference into any of Independent Bank Corp.’s previous filings with the SEC and shall not be deemed incorporated by reference into any of Independent Bank Corp.’s future SEC filings irrespective of any general incorporation language therein.

      The audit committee operates under a written charter adopted and approved by the Board. The current audit committee charter may be viewed by accessing the Investor Relations link on the Rockland Trust website (http://rocklandtrust.com).
      The audit committee is responsible for providing independent, objective oversight of our audit process and for monitoring our accounting, financial reporting, data processing, regulatory, and internal control functions. One of the audit committee’s primary responsibilities is to enhance the independence of the audit function, thereby furthering the objectivity of financial reporting. Accordingly, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors, who must report directly to the audit committee. The audit committee regularly meets privately with our independent auditors, who have unrestricted access to the audit committee.
      The other duties and responsibilities of the audit committee are to: (1) oversee and review our financial reporting process and internal control systems; (2) evaluate our financial performance, as well as our compliance with laws and regulations; (3) oversee management’s establishment and enforcement of financial policies; and (4) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board, including the resolution of any disagreements that may arise regarding financial reporting.
      The audit committee has:

•	reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2004 with our management and KPMG LLP, our independent auditor, including a discussion of the quality and effect of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with KPMG LLP, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of KPMG LLP regarding the reasonableness of those estimates; and

•	met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.
      The following table shows the fees paid or accrued by us for audit and other services provided by KPMG LLP during the fiscal years ended December 31, 2004 and December 31, 2003:

	2004	2003

Audit Fees:	$467,800	$210,000
All Other:
Audit Related	$13,000	$27,500
Other	$76,375	$85,500
Totals	$557,175	$323,000
      The $76,375 in “Other” amounts paid to KPMG LLP during 2004 represents fees paid for tax return preparation and tax advisory services. The $85,500 in “Other” amounts paid to KPMG LLP during 2003 is comprised of: $77,047 paid for tax return preparation and tax advisory services; and, $8,453 paid for services with respect to state taxation issues.
      The audit committee considered the compatibility of the non-audit services provided to us by KPMG LLP in fiscal 2004 on the independence of KPMG LLP from us in evaluating whether to appoint KPMG LLP to perform the audit of our financial statements for the year ended December 31, 2005.
      The audit committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), has discussed the independence of KPMG LLP and considered whether the provision of non-audit services by

KPMG LLP is compatible with maintaining auditor independence, and has satisfied itself as to the auditor’s independence.
      Based on the review and discussions noted above, the Board has voted to include our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if s/he so desires.

Submitted by:
John H. Spurr, Jr., Chairman
Robert D. Sullivan, Vice-Chairman
W. Paul Clark
Alfred L. Donovan
E. Winthrop Hall
Audit Committee
Independent Bank Corp.

D. Related Party Transactions
      Since January 1, 2004, neither the Company nor Rockland Trust has been a party to any transaction or series of transactions in which the amount involved exceeded $60,000 and which any director, executive officer, or holder of more than 5% of our stock had or will have a direct or indirect material interest other than:

•	standard compensation arrangements described under “Summary Compensation Table and Stock Option Grants” and “Employment Agreements”; and

•	the transactions described below.
      During 2004 Rockland Trust paid a total of $319,885 for gross insurance premiums to the Anderson- Cushing Insurance Agency, Inc. Richard S. Anderson, a director of the Company, is the President and Treasurer of the Anderson-Cushing Agency, Inc. (the “Anderson Insurance Agency”). The payments that Rockland Trust made during the past year for gross insurance premiums to the Anderson Insurance Agency did not exceed five percent (5%) of the Anderson Insurance Agency’s 2004 consolidated gross revenues.
      In August 1989 A.W. Perry, Inc., a real estate developer (“A.W. Perry”), and Rockland Trust entered into a joint venture to develop a three story office building containing approximately 22,000 square feet on a parcel of land in Hanover, Massachusetts (the “Hanover Building”). A.W. Perry and Rockland Trust each had a fifty percent (50%) interest in that joint venture. In 1990, when construction was complete, Rockland Trust entered into a long term lease for a substantial portion of the Hanover Building. Pursuant to that lease, as amended, Rockland Trust currently occupies, as a tenant, approximately 15,000 square feet in the Hanover Building. During 2004 Rockland Trust paid approximately $308,525 in rent to the landlord for the Hanover Building, an entity in which — due to the joint venture — A.W. Perry and Rockland Trust each have a fifty percent (50%) interest. Directors Thomas J. Teuten and John H. Spurr, Jr. are, respectively, chairman of the Board and President of A.W. Perry. The total rent that Rockland Trust paid during the past year to the landlord for the Hanover Building does not exceed five percent (5%) of A.W. Perry’s 2004 consolidated gross revenues.
      During 2004 Rockland Trust paid approximately $108,168 in rent to a landlord known as the MFS Realty Trust, a Massachusetts nominee realty trust. Director Robert D. Sullivan is one of the four Trustees of the MFS Realty Trust. Director Sullivan does not currently have a direct beneficial interest in the MFS Realty Trust.
      In the opinion of management of the Company, the terms of the foregoing transactions were no less favorable to the Company than those it could have obtained from an unrelated party providing comparable premises or services.

      Some of the directors and executive officers of Independent Bank Corp., as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2004 were, also customers of Rockland Trust in the ordinary course of business, or had loans outstanding during 2004, including loans of $60,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Rockland Trust in the future. All such loans were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, were prior approved by the Rockland Trust Board. At December 31, 2004, such loans amounted to approximately $39.5 million (15.37% of total shareholders’ equity). None of these loans to directors, executive officers, or their associates are nonperforming.
VII.     Executive Officers of Independent Bank Corp. and Rockland Trust

A. Current Executive Officers
      The Executive Officers of the Company and Rockland Trust currently are:

Name	Position	Age

Christopher Oddleifson	President and CEO of the Company and Rockland Trust	46
Raymond G. Fuerschbach	Senior Vice President and Director of Human Resources of Rockland Trust	54
Amy A. Geogan	Managing Director, Consumer and Business Banking of Rockland Trust	48
Edward F. Jankowski	Chief Technology and Operations Officer of Rockland Trust	54
Ferdinand T. Kelley	Executive Vice President of Rockland Trust	60
Jane L. Lundquist	Executive Vice President, Director of Retail Banking and Corporate Marketing of Rockland Trust	51
Anthony A. Paciulli	Managing Director, Residential Mortgage of Rockland Trust	55
Edward H. Seksay	General Counsel of the Company and Rockland Trust	47
Denis K. Sheahan	Chief Financial Officer and Treasurer of the Company and Rockland Trust	39
      Richard F. Driscoll also served as an Executive Vice President of Rockland Trust in 2004 until his retirement on February 16, 2004.
      Christopher Oddleifson. Information concerning the business experience of Mr. Oddleifson, who is also a director of the Company and Rockland Trust, has been provided previously in the section entitled “Board of Directors.”
      Raymond G. Fuerschbach. Mr. Fuerschbach has served as Senior Vice President and Director of Human Resources of Rockland Trust since April 1994. Prior thereto, Mr. Fuerschbach had been Vice President and Human Resource Officer of Rockland Trust since November 1992. From January 1991 to October 1992, Mr. Fuerschbach served as Director of Human Resources for Cliftex Corp., New Bedford, Massachusetts, a tailored clothing manufacturer, and served in the same capacity for Chesebrough-Ponds, Inc., Health-Tex Division, Cumberland, Rhode Island from 1987 to 1991.
      Amy A. Geogan. Ms. Geogan has served as the Managing Director, Consumer and Business Banking Division of Rockland Trust since January 2004. Prior thereto, Ms. Geogan served as Executive Vice President, Business Banking Group of Sovereign Bank, Boston, Massachusetts from December 1999 to February 2003. From 1991 to 1999 Ms. Geogan held various management positions at BankBoston, Boston, Massachusetts.

      Edward F. Jankowski. Mr. Jankowski has served as Chief Technology and Operations Officer of Rockland Trust since November 2004. From October 2003 to November 2004, Mr. Jankowski was Chief Risk Officer of the Company and of Rockland Trust. From November 2000 to October 2003, Mr. Jankowski was Chief Internal Auditor of the Company and Rockland Trust. Prior thereto, Mr. Jankowski served as Senior Vice President of North Shore Bank, Peabody, Massachusetts from 1995 to 2000. From 1985 to 1994, Mr. Jankowski was Senior Vice President of Multibank Service Corp., a subsidiary of Multibank Financial Corp., Dedham, Massachusetts.
      Ferdinand T. Kelley. Mr. Kelley has served as Executive Vice President, Commercial Lending Division of Rockland Trust since February 1993 and as Executive Vice President, Investment Management Group of Rockland Trust since September 1999. Prior thereto, Mr. Kelley served as Senior Vice President and Credit Administrator of Multibank Financial Corp., Dedham, Massachusetts, from August 1992 to January 1993. From February 1990 to July 1991, Mr. Kelley was the Regional President of the Worcester Region (Central Massachusetts) of Bank of New England, N.A., and continued in that position with Fleet Bank of Massachusetts, N.A., from July 1991 to August 1992 following Fleet Bank’s acquisition of Bank of New England.
      Jane L. Lundquist. Ms. Lundquist has served as the Executive Vice President, Director of Retail Banking and Corporate Marketing of Rockland Trust since July 2004. Ms. Lundquist started working at Rockland Trust, on an interim basis, in April 2004. Prior to joining Rockland Trust Ms. Lundquist served as the President and Chief Operating Officer of Cambridgeport Bank in Cambridge, Massachusetts, and also as President of its holding company, Port Financial Corp.
      Anthony A. Paciulli. Mr. Paciulli has served as the Managing Director, Residential Mortgage of Rockland Trust since July 2004. From July 2003 to July 2004 Mr. Paciulli was the Senior Vice President for Residential Mortgage of Rockland Trust. From April 2002 to July 2003 Mr. Paciulli served as the Senior Vice President of Credit Policy and Administration for Abington Savings Bank in Abington, Massachusetts. Prior thereto, Mr. Paciulli was the Executive Vice President for all Lending and Retail branch functions for Massachusetts Cooperative Bank in Boston, Massachusetts.
      Edward H. Seksay. Mr. Seksay has served as General Counsel of the Company and of Rockland Trust since July 2000. Mr. Seksay is a graduate of Suffolk University Law School, where he was Editor-In-Chief of the Law Review. Prior to joining the Company and Rockland Trust, Mr. Seksay was with the Boston, Massachusetts law firm Choate, Hall & Stewart from 1984 to 1991 and with the Boston, Massachusetts law firm Heller, Levin & Seksay, P.C. from 1991 to 2000.
      Denis K. Sheahan. Mr. Sheahan has served as Chief Financial Officer and Treasurer of the Company and Rockland Trust since May 2000. From July 1996 to May 2000, Mr. Sheahan was Senior Vice President and Controller of the Company and Rockland Trust. Prior thereto, Mr. Sheahan served as Vice President of Finance of BayBanks, Inc., Boston, Massachusetts.
      The term of office of each executive officer of the Company extends until the first meeting of our Board following the annual meeting of our shareholders and/or until his/her earlier termination, retirement, resignation, death, removal, or disqualification. The term of office of each executive officer of Rockland Trust extends until his/her termination, retirement, resignation, death, removal, or disqualification. Other than with respect to the employment agreements with Messrs. Oddleifson, Fuerschbach, Jankowski, Kelley, Seksay, and Sheahan described below, there are no arrangements or understandings between any executive officer and any other person pursuant to which such person was elected as an executive officer.

B.	Report of Compensation Committee on Executive Compensation[2]

B(1). Executive Compensation — Administration and History
      The executive compensation program of the Company and Rockland Trust has four primary components: base salary, annual cash incentive compensation, long-term equity-based compensation opportunities, and benefits. Prior to February 12, 2004, our Board had formed a stock option plan committee to administer equity-based compensation and the Rockland Trust Board had formed a compensation committee to administer base salary, cash incentives, and benefits. On February 12, 2004 the Boards of Independent Bank Corp. and Rockland Trust formed a joint compensation committee (the “Compensation Committee”) and approved a joint compensation charter to outline its role and duties. Base salary, cash incentives, benefits, and long-term equity-based opportunities are now all administered by the Compensation Committee in accordance with its Charter.
      The Compensation Committee, subject to the provisions of our 1987 Employee Stock Option Plan and the 1997 Employee Stock Option Plan. The 1987 and the 1997 Plan are referred to in this proxy statement as the Plans. The Compensation Committee has plenary authority in its discretion to determine the employees of the Company and Rockland Trust to whom stock options shall be granted, the number of shares to be granted to each employee, and the time or times at which options should be granted. The Compensation Committee also has plenary authority to interpret the Plans and to prescribe, amend, and rescind rules and regulations relating to the Plans. The 1987 Plan expired in 1997, and no additional stock options may be granted under it.
      All members of the Compensation Committee are independent directors in accordance with NASDAQ rules. There are currently six directors who serve on the Compensation Committee. The Board has appointed Director Clark, as chairman, and directors Sgarzi and Teuten as permanent members of the Compensation Committee. In order to maximize director participation, the Board has appointed all of its other independent directors as rotating members of the Compensation Committee. The directors appointed as rotating members comprise the other three members and serve on the Compensation Committee in a rotating capacity for a three month term, with the terms of the rotating director members staggered so that a new director rotates on and off the Compensation Committee at the beginning of each month. The current membership of the Compensation Committee is comprised of the directors identified below.
      The Compensation Committee strives to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. The Compensation Committee evaluates executive compensation against these performance criteria and competitive executive pay practices before determining changes in base salary, the amount of any incentive payments, stock option awards, and other benefits.
      In 1994, the Company reviewed the objectives of Rockland Trust’s qualified and non-qualified retirement plans in light of the Congressional Omnibus Budget Reconciliation Act of 1993 and its effects on qualified retirement plan benefits. Based upon that review, the Company established that the objective of its non-qualified retirement program would be to replace from all Bank-funded sources, inclusive of social security, approximately 60% of the average of the highest five year annual covered compensation for a full 25-year career, with proportionate reduction for less than a 25-year career.
      In 1997, the Company engaged performance compensation consultants Sibson and Company to review Rockland Trust’s performance based cash compensation program for executive officers and other officers of Rockland Trust. Sibson’s review encompassed total compensation, peer compensation levels, and the linkage between cash incentive compensation, plan results, and bank performance. Sibson found that Rockland Trust’s compensation program was competitive and has supported performance improvement. From 1997 until 2004 Sibson’s recommendations were incorporated in the cash incentive compensation programs for executive officers and other officers of Rockland Trust, which determines whether cash bonuses are paid based principally upon comparison of the Company’s performance on Return on Assets, Return on Equity, and

      2 This Report shall not be deemed to be incorporated by reference into any of the Company’s previous filing with the SEC and shall not be deemed incorporated by reference into any of the Company’s future SEC filings irrespective of any general incorporation language therein.

measures of asset quality to peer financial institutions, as well as upon regulatory compliance and other performance factors.
      In 1998, the Company amended the objective of its non-qualified retirement program to include cash incentive compensation in the calculation of retirement income objectives. This was done in response to current peer practices in this area of long-term compensation and was consistent with the results of a survey of executive retirement practices published by Hay Management Consultants.
      In 1999, to help accomplish the amended non-qualified retirement program objective, the Company created an additional supplemental executive retirement plan, which was later implemented through a funded Rabbi Trust (the “Rockland SERP”).
      In 2003, the Company engaged Hay to review base salary ranges for its executive officers. Hay conducts market analyses of cash compensation and uses its proprietary job evaluation process to recommend salary ranges that reflect competitive factors and maintain internal equity. Salary ranges were adjusted based upon Hay’s recommendations.
      In 2004, the Company engaged Blue Peak, an executive compensation consulting practice, specialists in bank compensation, to conduct a comprehensive review of Rockland Trust’s annual cash incentive compensation program, the Company’s long-term, equity-based compensation opportunities, and a review of total compensation. Blue Peak found that executive compensation practices were in line with competitive practices and assisted the Committee in amending its Cash Incentive Plan to increase linkage between individual performance and shareholder results. The Compensation Committee relied upon Blue Peak’s recommendations when it adopted 2005 cash incentive compensation programs for executive officers of the Company and for other Rockland Trust officers.
      After reviewing the Company’s historic approach to long-term, equity-based compensation opportunities, peer practices, and considering other pertinent factors, such as Financial Accounting Standards Board (“FASB”) Statement No 123R regarding the expensing of stock options, which is currently expected to take effect for accounting periods beginning after June 15, 2005, Blue Peak:

•	determined that the level of stock option awards to executive officers was somewhat below competitive; and,

•	recommended that the Company increase the award of stock options to executive officers to competitive levels and enhance the Company’s long-term, equity-based opportunities to include the potential for granting restricted stock awards to executive officers of the Company and/or Rockland Trust and to other Rockland Trust officers.
Blue Peak also submitted recommendations for additions to the listing of peer banks that the Company uses for performance comparison purposes.
      In addition, Rockland Trust also uses SNL Securities Executive Compensation Review for Commercial Banks for comparative purposes. This review provides a summary of the compensation of the top five executive officers of all publicly traded U.S. commercial banks as reported in their Proxy Statements.

B(2). Base Salary and Cash Bonuses for Current Executive Officers
      In June 2004 the Board approved 2004 cash incentive programs for executive officers of the Company and/or Rockland Trust (the “Executive Cash Incentive Plan”) and for other officers of Rockland Trust (the “Officer Cash Incentive Plan”). The performance goals and targets established in the Executive Cash Incentive Plan and Officer Cash Incentive Plan were both based upon achievement of budgeted 2004 earnings per share for the Company and upon a comparison of the Company’s return on average assets and return on average equity to peer institutions. The Board reserved the discretion in the Executive Cash Incentive Plan and Officer Cash Incentive Plan to adjust cash awards based upon the established goals and targets.
      The Company determined the base salary for Mr. Oddleifson, the current CEO, which is disclosed in the Summary Compensation Table set forth below, when he was hired in 2003 based upon reported information on salaries paid to CEOs at peer institutions, the salary paid to his predecessor, and other relevant considerations. The Board evaluates, at least twice a year, Mr. Oddleifson’s performance in light of established corporate achievement goals and objectives. A review of Mr. Oddleifson’s performance for 2004 was conducted at executive sessions of the Board in July 2004 and again in January 2005. The Board will complete its review of Mr. Oddleifson in approximately March 2005. The Board will consider an award to Mr. Oddleifson under the 2004 Executive Cash Incentive Plan, as disclosed in the Summary Compensation Table set forth below, in approximately March of 2005.
      In April 2003 Messrs. Fuerschbach, Jankowski, Kelley, Seksay, and Sheahan were granted base salary increases based upon the Company’s results and their individual performance within the framework of the salary ranges established using the Hay process. The Company determined the base salary for Mr. Paciulli when he was hired in July 2003 and determined the base salary for Ms. Geogan and Ms. Lundquist when they were hired in 2004 based upon prevailing market conditions.
      Year 2004 performance evaluations of Mr. Fuerschbach, Ms. Geogan, Mr. Jankowski, Mr. Kelley, Ms. Lundquist, Mr. Paciulli, Mr. Seksay, and Mr. Sheahan will be completed in approximately March 2005. The Board will then consider base salary recommendations for Mr. Fuerschbach, Ms. Geogan, Mr. Jankowski, Mr. Kelley, Ms. Lundquist, Mr. Paciulli, Mr. Seksay, and Mr. Sheahan and awards under the 2004 Executive Cash Incentive Plan.

B(3). Stock Options Awarded to Current Executive Officers
      Mr. Oddleifson, Mr. Fuerschbach, Ms. Geogan, Mr. Jankowski, Mr. Kelley, Ms. Lundquist, Mr. Paciulli, Mr. Seksay, and Mr. Sheahan received stock option awards under the 1997 Plan in December 2004. Ms. Geogan and Ms. Lundquist were also awarded stock options under the 1997 Plan when they were hired in 2004. Each option provides the right to purchase a fixed number of shares at the fair market value on the business day preceding the grant. The number of shares granted to each executive officer in 2004 reflects the Company’s assessment of the individual’s relative contribution to the Company, long-term compensation practices prevalent in the industry, and the impact of such options on shareholder dilution.

B(4). Supplemental Retirement Benefits for Current Executive Officers
      Prior to 2003 the Company authorized, at different times, supplemental retirement programs for Messrs. Kelley, Fuerschbach, Seksay, and Sheahan utilizing split dollar life insurance agreements (the “Executive Split Dollar Agreements”). In 2003, in response to potential issues with respect to the Executive Split Dollar Agreements due to the Sarbanes-Oxley Act and Internal Revenue Service Notice 2002-8, the Company engaged Segal Consulting (“Segal”) to advise the Company and make recommendations on the best alternative for funding executive officer non-qualified retirement programs. As a result of Segal’s recommendations, which were reviewed by KPMG LLP, Messrs. Fuerschbach, Kelley, Seksay, and Sheahan were given the option of assigning ownership of the life insurance policies subject to the Executive Split Dollar Agreements to Rockland Trust or purchasing them. Messrs. Fuerschbach, Seksay, and Sheahan elected to assign ownership of the life insurance policies subject to the Executive Split Dollar Agreements to Rockland Trust. Mr. Kelley elected to purchase one of his life insurance policies and to assign ownership of the others to Rockland Trust. The Executive Split Dollar Agreements were terminated when those actions were taken.
      During 2003 the Company amended the Rockland SERP, in accordance with the amended non-qualified retirement program objective described above, to provide retirement benefits to Messrs. Fuerschbach, Kelley, Seksay, and Sheahan to compensate them for the retirement benefits they relinquished when the Executive Split Dollar Agreements were terminated. In 2003 the Company also included Mr. Oddleifson and Mr. Jankowski in the Rockland SERP to provide them with retirement benefits in accordance with the amended non-qualified retirement program objective described above. Ms. Lundquist will become a participant in the Rockland SERP in July 2005.

B(5). Report Regarding Retired Executive Officer
      Mr. Driscoll, who retired on February 16, 2004, was granted a salary increase and a performance award by the Company, effective April 2003. Those actions were based on the Company’s results and his individual performance, within the framework of the salary ranges established using the Hay process and Rockland Trust’s 2002 cash incentive compensation performance program for executive officers. At the time of Mr. Driscoll’s early retirement Rockland Trust entered into a severance agreement with Mr. Driscoll that: required a $20,000 payment to him; granted him ownership of the same Rockland Trust owned car that he had been using prior to his retirement; required him to be paid his base salary for one year; granted him additional vesting credit to age 62 in the Rockland SERP; and, that defined Mr. Driscoll’s eligibility for a cash incentive award under the 2003 Executive Incentive Plan.

Submitted by:
W. Paul Clark, Chairman	Richard S. Anderson
Richard H. Sgarzi	Benjamin A. Gilmore, II
Thomas J. Teuten	Brian S. Tedeschi
Joint Compensation Committee

C.	Employment Agreements
      In January 2003, the Company and Rockland Trust entered into an employment agreement with Mr. Oddleifson for him to serve as President of the Company and President of Rockland Trust and to serve as CEO of the Company and Rockland Trust beginning February 24, 2003. The agreement provides Mr. Oddleifson with a base annual salary which may be increased at the discretion of the Board, the use of a Rockland Trust owned automobile, a fully vested stock-option grant of 50,000 shares under the 1997 Plan, and provides for participation in the various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and insurance programs. The Company paid to relocate Mr. Oddleifson and his family from Charlotte, North Carolina and for temporary living expenses on a grossed up for taxes basis. The employment agreement provides that in the event of an involuntary termination of Mr. Oddleifson by Rockland Trust or the Company for reasons other than cause, as defined, or resignation by Mr. Oddleifson for “good reason,” as defined, Mr. Oddleifson would (i) continue to receive, in a lump sum, his base salary for 18 months, plus a sum equal to the amount of any target incentive payment under the Company’s Executive Incentive Plan and (ii) be entitled to continue to participate in and receive benefits under the Company’s group health and life insurance programs for 18 months or, at his election, to receive a grossed up for taxes bonus payment in an amount equal to the cost to the Company of Mr. Oddleifson’s participation in such plans and benefits for a year period. Also, in the event of a termination without cause or a resignation for good reason, all the stock options granted to Mr. Oddleifson pursuant to the agreement would remain exercisable for a period of three months following the date of his termination and Mr. Oddleifson would continue to have the use of the Company-owned automobile. Resignation for “good reason” under the employment agreement, means, among other things, the resignation of Mr. Oddleifson after (i) the Company or Rockland Trust, without the express written consent of Mr. Oddleifson, materially breaches the agreement to his substantial detriment; (ii) the Board of the Company or of Rockland Trust, without cause, substantially changes Mr. Oddleifson’s core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of CEO and President of Rockland Trust and of the Company; (iii) the Board of the Company or of Rockland Trust without cause, places another executive above Mr. Oddleifson in the Company or Rockland Trust or (iv) a change of control, as defined, occurs. In the event of a change of control, Mr. Oddleifson is entitled to the above compensation and benefits for a three year period, with a tax gross up for any amounts in excess of IRS 280G limitations. Mr. Oddleifson is required to give the Company or Rockland 30 days notice and an opportunity to cure in the case of a resignation effective pursuant to clauses (i) through (iii) above.
      In December 2004 Rockland Trust and, in the case of those individuals who are also officers of the Company, Independent Bank Corp. entered into revised employment agreements with Mr. Fuerschbach, Mr. Jankowski, Mr. Kelley, Ms. Lundquist, Mr. Seksay, and Mr. Sheahan (the “Employment Agreement Group”) that are, in substance, virtually identical.

      These agreements, as revised, are terminable at will by either party. These agreements established base annual salaries which may be increased at the discretion of the Board. The employment agreements also provide for members of the Employment Agreement Group to participate in various benefit programs of Rockland Trust, including group life insurance, sick leave and disability, retirement plans and insurance programs and, in some instances, for the use of a Rockland Trust-owned automobile. The employment agreements further provide that if any member of the Employment Agreement Group is terminated involuntarily for any reason other than cause, as defined in the agreements, or if any member of the Employment Agreement Group resigns for “good reason,” as defined in the agreements, s/he would be entitled to continue to (i) receive his/her then current base salary for twelve months (unless such termination or resignation follows a change of control, as defined in the agreements, in which case such member of the Employment Agreement Group shall receive a lump sum payment equal to 36 months salary, plus a lump sum payment equal to two times the greater of (x) the amount of any incentive payment paid out within the previous 12 months under the Executive Incentive Plan or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan) and (ii) participate in and receive benefits under Rockland Trust’s group health and life insurance programs for twelve months or, to the extent such plans or benefits are discontinued and no comparable plans or benefits are established, to receive a grossed up for taxes bonus payment equal to the cost to Rockland Trust of such member of the Employment Agreement Group’s participation in such plans and benefits for such period (unless such termination or resignation follows a change of control, in which case such member of the Employment Agreement Group shall have the right to participate in and receive such benefits for 36 months or, at his election, to receive a grossed up for taxes bonus payment in an amount equal to the cost to Rockland Trust of such member of the Employment Agreement Group’s participation in such plans and benefits for 36 months). In the event of a change of control, the Company is obligated to credit and fund three (3) years additional service in the Rockland SERP. Also, during the 30 day period that comes one year after a change of control of the Company (as defined in the agreements), members of the Employment Agreement Group have the unqualified right to resign for any reason, or for no reason, and to receive the benefit provided for following the occurrence of a change of control as if such resignation was a resignation for good reason. These amounts are subject to the limits of IRS 280G and will be rolled back to an amount less than the limit. In addition, in the event any of the Employment Agreement Group are terminated involuntarily for any reason other than for cause or if s/he resigns for good reason, all incentive stock options previously granted would immediately become fully exercisable and would remain exercisable for a period of three months following his/her termination. Resignation for “good reason” under the employment agreements, means, among other things, the resignation of the member of the Employment Agreement Group after (i) Rockland Trust, without the express written consent of such member of the Employment Agreement Group, materially breaches the agreement to the substantial detriment of such member of Employment Agreement Group; or (ii) the Rockland Trust Board of Directors, or its President and CEO, without cause, substantially changes such member of the Employment Agreement Group’s core duties or removes his/her responsibility for those core duties, so as to effectively cause him/her to no longer be performing the duties for which he/she was hired. Each of the members of the Employment Agreement Group is required to give Rockland Trust 30 days notice and an opportunity to cure in the case of a resignation for good reason.
      In December 2004 Rockland Trust entered into revised Change of Control Agreements with Ms. Geogan and Mr. Paciulli. Rockland Trust executed the revised Change of Control Agreements to align contractual employment benefits offered to its Executive Officers with arrangements in place for executive officers at peer institutions and to revise the Change of Control Agreements of Ms. Geogan and Mr. Paciulli to increase the base salary multiple in the event of a “Change of Control” from two years to three years.

D.	Summary Compensation Table and Stock Option Grants
      The Summary Compensation Table set forth below contains individual compensation information for 2004 with respect to the CEO and the four other most highly compensated current executive officers of the Company and/or Rockland Trust and for retired executive officer Mr. Driscoll:

				Long Term
				Compensation
				Awards
		Annual		Securities
		Compensation(1)		Underlying
Name and Position of Current				Stock Option	All Other
Executive Officers	Year	Salary	Bonus	(# of Shares)	Compensation(3)

Christopher Oddleifson	2004	$415,385	(2)	31,000	$71,358
President and CEO	2003	$387,693	312,700	66,650	$162,314
Ferdinand T. Kelley	2004	$258,025	(2)	12,000	$176,561
Executive Vice President	2003	$241,467	119,480	9,550	$123,487
	2002	$233,113	121,400	11,900	$130,733
Anthony A. Paciulli	2004	$194,139	(2)	10,000	$2,241
Managing Director, Residential	2003	$126,577	17,910	5,450	$138
Mortgage
Edward H. Seksay	2004	$204,390	(2)	7,500	$27,746
General Counsel	2003	$193,193	60,860	7,275	$189,006
	2002	$187,076	61,800	8,725	$51,908
Denis K. Sheahan	2004	$211,942	(2)	12,000	$31,183
Chief Financial Officer And	2003	$197,151	110,000	8,300	$26,623
Treasurer	2002	$186,325	105,600	9,850	$38,949

				Long Term
				Compensation
				Award
		Annual		Securities
		Compensation(1)		Underlying
				Stock Option	All Other
Retired Executive Officer	Year	Salary	Bonus	(# of Shares)	Compensation(3)

Richard F. Driscoll	2004	$283,975	(2)	—	$409,040
Former Executive Vice President	2003	$241,566	59,740	9,550	$373,464
	2002	$233,113	121,400	11,900	$545,905

(1)	May not include the dollar value of certain perquisites and personal benefits, the aggregate amount of which is less than the lesser of $50,000 or 10% of the total annual compensation shown.

(2)	Performance based compensation for Messrs. Oddleifson, Kelley, Paciulli, Seksay, Sheahan, and Driscoll for fiscal 2004 results under the 2004 Executive Incentive Plan are estimated to be within 15% of $ , $ , $ , $ , $ , $ , and $ , respectively. The final determination of these amounts will be made in early 2005.

(3)	“All Other Compensation” includes ordinary income arising from stock option exercises, 401(k) matching contributions, split dollar life insurance benefits, group term life insurance premiums, and supplemental retirement benefits under the Rockland SERP, as follows, and in the case of Mr. Oddleifson in 2003 $109,715 of relocation related expenses:

Ordinary Income Arising from Stock Option Exercises
      Includes ordinary income arising from the exercise of stock options:

		Ordinary
		Income from
Current Executive Officers	Year	Exercises

Mr. Oddleifson	2004	—
	2003	—
Mr. Kelley	2004	$117,014
	2003	$73,383
	2002	$89,832
Mr. Paciulli	2004	—
	2003	—
Mr. Seksay	2004	—
	2003	$165,888
	2002	—
Mr. Sheahan	2004
	2003	—
	2002	—

		Ordinary
		Income from
Retired Executive Officer	Year	Exercises

Mr. Driscoll	2004	$257,650
	2003	$322,732
	2002	$435,128
401(k) Matching Contributions
      Includes the 401(k) Company matching contributions on behalf of these executive officers:

		401(k)
Current Executive Officers	Year	Match

Mr. Oddleifson	2004	$4,569
	2003	—
Mr. Kelley	2004	$4,047
	2003	$6,000
	2002	$5,500
Mr. Paciulli	2004	$693
	2003	—
Mr. Seksay	2004	$3,570
	2003	$5,796
	2002	$5,500
Mr. Sheahan	2004	$3,640
	2003	$5,992
	2002	$4,900

		401(k)
Retired Executive Officer	Year	Match

Mr. Driscoll	2004	$2,499
	2003	$6,000
	2002	$5,500

Split Dollar Life Insurance Policies
      As noted previously, during 2003 the Executive Split Dollar Agreements were terminated. The amount column includes the premium paid for term life portion and the present value of the benefit aggregated from policy inception.

Current Executive Officers	Year	Amount

Mr. Oddleifson	2003	—
Mr. Kelley	2003	—
	2002	$33,853
Mr. Paciulli	2003	—
Mr. Seksay	2003	—
	2002	$46,048
Mr. Sheahan	2003	—
	2002	$33,725

Retired Executive Officer	Year	Amount

Mr. Driscoll	2003	—
	2002	$76,378
Group Term Life Insurance Premiums
      Includes the premiums paid for Group Term Life Insurance:

Current Executive Officers	Year	Amount

Mr. Oddleifson	2004	$540
	2003	$360
Mr. Kelley	2004	$2,376
	2003	$1,548
	2002	$1,548
Mr. Paciulli	2004	$1,548
	2003	$138
Mr. Seksay	2004	$540
	2003	$540
	2002	$360
Mr. Sheahan	2004	$324
	2003	$324
	2002	$324

Retired Executive Officer	Year	Amount

Mr. Driscoll	2004	$738
	2003	$1,548
	2002	$1,548

Supplemental Retirement Benefits Under the Rockland SERP
      The amount stated is based upon the expense recognized by the Company, as determined in accordance with Statement of Financial Accounting Statements No. 87 and 132.

Current Executive Officers	Year	Amount

Christopher Oddleifson	2004	$66,249
	2003	$52,239
Ferdinand T. Kelley	2004	$53,124
	2003	$42,556
	2002	—
Anthony A. Paciulli	2004	—
	2003	—
Edward H. Seksay	2004	$23,636
	2003	$16,782
	2002	—
Denis K. Sheahan	2004	$27,219
	2003	$20,307
	2002	—

Retired Executive Officer	Year	Amount

Richard F. Driscoll	2004	$148,153
	2003	$43,184
	2002	$27,351
Stock Option Grants
      The following table sets forth individual grants of stock options that were made during the last fiscal year to the CEO and the other four most highly compensated executive officers. This table is intended to allow stockholders to ascertain the number and size of option grants made during the fiscal year, the expiration date of the grants, and the potential realizable value of such options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the term (ten years) at assumed annualized rates of 5% and 10%.

						Potential Realizable Value
	Number		Percent of			at Assumed Annual Rates
	of		Total Options			of Stock Price Appreciation
	Securities		Granted to			for Option Term
	Underlying		Employees In	Exercise	Expiration
Current Executive Officers	Option		2004	Price	Date(2)	5%	10%

Christopher Oddleifson	31,000	(1)	14.32	$34.18	12/9/2014	$666,364	$1,688,698
Ferdinand T. Kelley	12,000	(1)	5.54	$34.18	12/9/2014	$257,947	$653,689
Anthony A. Paciulli	10,000	(1)	4.62	$34.18	12/9/2014	$214,956	$544,741
Edward H. Seksay	7,500	(1)	3.46	$34.18	12/9/2014	$161,217	$408,556
Denis K. Sheahan	12,000	(1)	5.54	$34.18	12/9/2014	$257,947	$653,689

(1)	One-third of such options become exercisable June 9, 2005, one-third of such options become exercisable on January 2, 2006 and one-third of such options become exercisable on January 2, 2007, unless the holder thereof is terminated without cause (as defined in the Option Agreement) or resigns for good reason (as defined in the Option Agreement), in which case, all of such options become immediately exercisable and remain so for three months following such termination.

(2)	All of these options may expire earlier than December 9, 2014 under certain circumstances involving termination of employment, disability or retirement of the option holder.

      The following table sets forth, with respect to the CEO and the other four most highly compensated executive officers, information with respect to the aggregate amount of options exercised during the last fiscal year, any value realized thereon, the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value thereof:

			Number of Unexercised in
			the Money		Value of Unexercised in the
					Money Options at Fiscal
	Shares		Options at Fiscal Year End		Year End(1)
	Acquired on	Value
Current Executive Officers	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Christopher Oddleifson	—	—	55,550	42,100	$499,004	$42,458
Ferdinand T. Kelley	16,400	$242,230	34,869	22,332	$526,485	$65,973
Anthony A. Paciulli	—	—	1,817	13,633	$6,950	$13,896
Edward H. Seksay	—	—	17,167	15,258	$193,847	$49,071
Denis K. Sheahan	2,000	$30,577	38,759	20,816	$604,524	$55,619

(1)	Based upon an average market price for the Company’s Common Stock as of December 31, 2004 of $33.97.
Securities Authorized for Issuance Under Equity Compensation Plans
      The following table sets forth information as of December 31, 2004 about the securities authorized for issuance under our equity compensation plans, consisting of our 1996 Non-Employee Directors’ Stock Option Plan, our 1987 Employee Stock Option Plan, our 1997 Employee Stock Option Plan, and, if approved, our 2005 Employee Stock Plan. Our shareholders previously approved each of these plans and all amendments that were subject to shareholder approval, other than the 2005 Employee Stock Plan for which shareholder approval is being sought at the 2005 annual meeting and which is described above. We have no other equity compensation plans that have not been approved by shareholders
Equity Compensation Plans

Number of
Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued upon		Under Equity
	Exercise of	Weighted-Average	Compensation Plans
	Outstanding	Exercise Price of	(Excluding
	Options, Warrants	Outstanding Options,	Securities Reflected
Plan Category	and Rights	Warrants and Rights	in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	818,729	$23.76	167,071	(1)
Equity compensation plans not approved by security holders	—	—	—
New equity compensation plans	0	Not Applicable	800,000
Total	818,729	$23.76	967,071

(1)	There are 102,000 shares available for future issuance for the 1996 Non-Employee Directors’ Stock Option Plan, 0 shares available for future issuance for the 1987 Employee Stock Option Plan, and 65,071 shares available for future issuance for the 1997 Employee Stock Option Plan.

Retirement Plan for Employees of Rockland Trust Company
      The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service.

	Years of Service

Final Average Compensation	10	15	20	25	30	35

$50,000	$7,141	$10,711	$14,281	$17,851	$19,101	$20,351
$100,000	$17,141	$25,711	$34,281	$42,851	$45,351	$47,851
$150,000	$27,141	$40,711	$54,281	$67,851	$71,601	$75,351
$200,000 and higher	$37,141	$55,711	$74,281	$92,851	$97,851	$102,851
      Defined Benefit Pension Plan. In 1994, the Rockland Trust Retirement Plan (the “Defined Benefit Plan”) formula was amended for participants who retired in 1995 and subsequent years of service. The annual normal retirement benefit under the Defined Benefit Plan is equal to (a) 2.0% of final average compensation less (b) .65% of covered compensation as defined for Social Security purposes (“Covered Compensation”) times (c) years of service to 25. For participants who had completed 20 or more years of service at December 31, 1994 an additional benefit of .5% times final average compensation times service in excess of 25 years, but not exceeding ten additional years, is provided.
      Examples of approximate annual benefits at normal retirement under the formula are shown above using the 2004 Covered Compensation amount of $43,992 for the offset percentages of the Defined Benefit Plan.
      Benefits for 2004 consider only the first $205,000 of compensation earned by an executive. On December 31, 2004 the CEO and four other most highly compensated current executive officers and retired executive officer Mr. Driscoll have earned credit service under the plan as follows:

Current Executive Officers	Credited Service

Christopher Oddleifson	1 unvested
Ferdinand T. Kelley	11
Anthony A. Paciulli	0.5 unvested
Edward H. Seksay	3.5 unvested
Denis K. Sheahan	7.5

Retired Executive Officer	Credited Service

Richard F. Driscoll	11
      The Defined Benefit Plan benefit formula for service prior to 1994 is equal to (a) one and one-half percent (1.5%) of a participant’s final average compensation times his credited service up to 10 years; plus (b) two percent (2%) of his final average compensation times his credited service in excess of 10 years (provided that not more than 20 years of service shall be considered); plus (c) one-half percent (0.5%) of his final average compensation times his credited service in excess of 30 years (provided that no more than 5 years of service over 30 years shall be considered), less the smaller of (i) or (ii) described as follows: (i) sixty-five hundredths of a percent (0.65%) times the participant’s years of service up to 35, times the lesser of his average annual compensation or his Covered Compensation; or (ii) one-half (1/2) the sum of (a), (b) and (c) above, substituting the lesser of average annual compensation or Covered Compensation for final average compensation, if less. Defined Benefit Plan participants are eligible at normal retirement for the benefit derived from the current formula or, if greater, the benefit for service under the prior Defined Benefit Plan formula.
      In January 1997, the Defined Benefit Plan was joined with The Financial Institutions Retirement Fund (“FIRF”). This merger has provided significant expense reductions which began impacting Rockland Trust in 1997 while continuing to provide the benefit structure discussed above. In 2004, the Company made a payment of $1,808,972 to FIRF to maintain continued full funding of its Defined Benefit Pension Plan.

VIII.	Ownership of Common Stock and Related Matters

A. Common Stock Beneficially Owned by any Entity with 5% or More of Common Stock and Owned by Directors and Executive Officers
      The following table sets forth the beneficial ownership of the Common Stock as of January 30, 2005, with respect to (i) any person or entity who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director, (iii) each of the current executive officers, and (iv) all directors and current executive officers of the Company as a group.

	Amount and
	Nature of
	Beneficial		Percent of
Name of Beneficial Owner	Ownership		Class(1)

Private Capital Management	1,364,000	(2)	8.91%
8889 Pelican Bay Blvd. Naples, Florida 34108
Richard S. Anderson	28,837	(3)	**
W. Paul Clark	180,986	(4)	1.18%
Alfred L. Donovan	44,862	(5)	**
Raymond G. Fuerschbach*	58,550	(6)	**
Amy A. Geogan*	8,552	(7)	**
Benjamin A. Gilmore, II	14,147	(8)	**
E. Winthrop Hall	25,210	(9)	**
Edward F. Jankowski*	23,420	(10)	**
Kevin J. Jones	85,610	(11)	**
Ferdinand T. Kelley*	50,991	(12)	**
Jane L. Lundquist*	3,334	(13)	**
Christopher Oddleifson*	70,850	(14)	**
Anthony A. Paciulli*	4,634	(15)	**
Edward H. Seksay*	25,060	(16)	**
Denis K. Sheahan*	52,130	(17)	**
Richard H. Sgarzi	149,946	(18)	**
John H. Spurr, Jr.	335,553	(19)	2.19%
Robert D. Sullivan	35,342	(20)	**
Brian S. Tedeschi	89,732	(21)	**
Thomas J. Teuten	325,030	(22)	2.12%
directors and executive officers of the Company as a group (20 Individuals)	1,312,163	(23)	8.55%

*	Executive Officer of the Company and/or Rockland Trust

(1)	Percentages are not reflected for individuals whose holdings represent less than 1%. The information contained herein is based on information provided by the respective individuals and filings pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”) as of January 31, 2004. Shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, all shares are beneficially owned by the respective individuals. Shares of Common Stock which are subject to stock options exercisable within 60 days of January 31, 2005 are deemed to be outstanding for the purpose of computing the amount and percentage of outstanding Common Stock owned by such person. See section entitled “Summary Compensation Table And Stock Option Grants.”

(2)	Shares owned as of September 30, 2004.

(3)	Includes 8,000 shares which Mr. Anderson has a right to acquire immediately through the exercise of stock options granted pursuant to the Company’s 1996 Non-Employee Directors’ Stock Option Plan (the “Directors’ Option Plan”).

(4)	Includes 44,752 shares owned by Paul Clark, Inc. and 5,556 shares owned by Paul Clark Trust, as to which Mr. Clark has sole voting and investment power, and 12,729 shares owned by Mr. Clark’s wife, as to which shares Mr. Clark has shared voting and investment power. Includes 13,000 shares which Mr. Clark has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(5)	Includes 13,000 shares which Mr. Donovan has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan. Includes 2,674 shares held by Ellien L. Donovan Trust of which Mr. Donovan has a beneficial interest.

(6)	Includes 56,275 shares which Mr. Fuerschbach has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1987 Plan and the 1997 Plan.

(7)	Includes 759 shares owned by Ms. Geogan and her husband, jointly, and 792 shares owned by her husband’s law firm. Holdings also include 5,001 shares which Ms. Geogan has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(8)	Includes 873 shares owned by Mr. Gilmore and his wife, jointly, and 592 shares owned by his wife, individually. Mr. Gilmore shares voting and investment power with respect to such shares. Includes 7,000 shares which Mr. Gilmore has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(9)	Includes 13,000 shares which Mr. Hall has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(10)	Includes 21,992 shares which Mr. Jankowski has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(11)	Includes 7,124 shares owned by his wife, individually and 30,000 shares owned by his children. Includes 5,000 shares owned by Plumbers’ Supply Company, of which Mr. Jones is Treasurer. Mr. Jones shares voting and investment power with respect to such shares. Includes 12,000 shares which Mr. Jones has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(12)	Includes 120 shares owned by Mr. Kelley and his wife, jointly, and 3,916 shares held in the name of The Ferdinand T. Kelley Revocable Living Trust (dated December 29, 2004) on which Mr. Kelley is a trustee and his spouse is a beneficiary, and 38,102 shares which Mr. Kelley has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(13)	Includes 3,334 shares which Ms. Lundquist has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(14)	Includes 61,100 shares which Mr. Oddleifson has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(15)	Includes 3,634 shares which Mr. Paciulli has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(16)	Includes 22,500 shares which Mr. Seksay has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(17)	Includes 44,809 shares which Mr. Sheahan has a right to acquire within 60 days of January 31, 2005 through the exercise of stock options granted pursuant to the 1997 Plan.

(18)	Includes 13,000 shares which Mr. Sgarzi has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(19)	Includes 12,995 shares held in various trusts, as to which Mr. Spurr is a trustee and, as such, has voting and investment power with respect to such shares. Includes 570 shares owned by Mr. Spurr’s wife, individually, and 300,613 shares owned of record by A. W. Perry Security Corporation, of which Mr. Spurr is President.

(20)	Includes 12,036 shares held in various trusts, as to which Mr. Sullivan is a trustee and, as such, has voting and investment power with respect to such shares. Includes 8,288 shares owned by Sullivan Companies Retirement Trust on which Mr. Sullivan is a Trustee. Includes 4,000 shares which Mr. Sullivan has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(21)	Includes 1,200 shares owned by Mr. Tedeschi’s wife, individually, and 13,000 shares which Mr. Tedeschi has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(22)	Includes 7,658 shares owned by Mr. Teuten’s wife, individually, and 300,613 shares owned of record by A.W. Perry Security Corporation, of which Mr. Teuten is Chairman of the Board. Mr. Teuten shares investment and voting power with respect to such shares. Includes 13,000 shares which Mr. Teuten has a right to acquire immediately through the exercise of stock options granted pursuant to the Directors’ Option Plan.

(23)	This total has been adjusted to eliminate any double counting of shares beneficially owned by more than one member of the group.

B.	Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file reports on Forms 3, 4, and 5 to indicate ownership and changes in ownership of Common Stock with the SEC and to furnish the Company with copies of such reports.
      Based solely upon a review of the copies of such forms and amendments thereto and upon written representations that no Forms 5’s were required to be filed, the Company believes that during the year ending December 31, 2004, the Company has complied with all Section 16(a) filing requirements applicable to the Company’s executive officers and directors.

C.	Comparative Stock Performance Graph
      The stock performance graph below compares the cumulative total shareholder return of the Common Stock from December 31, 1999 to December 31, 2004 with the cumulative total return of the NASDAQ Market Index (U.S. Companies) and the NASDAQ Bank Stock Index. The lines in the table below represent monthly index levels derived from compounded daily returns that include all dividends. If the monthly interval, based on the fiscal year end was not a trading day, the preceding trading day was used. The index level for all series was set to 100.0 on December 31, 1999.

Period Ending

Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Independent Bank Corp.	100.00	103.49	182.56	197.77	250.75	304.65
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
NASDAQ Bank Index*	100.00	114.23	123.68	126.65	162.92	186.45
SNL NASDAQ Bank Index	100.00	115.45	125.66	129.25	166.83	191.21

*	Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com.

IX.	Shareholder Communications to Board, Shareholder Proposals for Next Annual Meeting, and Submission of Shareholder Director Nominations
      The Board will give appropriate attention to written communications on issues that are submitted by shareholders and will respond if and as appropriate. Absent unusual circumstances or as expressly contemplated by committee charters, the general counsel of the Company will (1) be primarily responsible for monitoring communications from shareholders and (2) will provide copies or summaries of such communications to the Board as he considers appropriate.
      Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the general counsel of the Company considers to be important for the Board to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

      Shareholders who wish to send communications on any topic to the Board should submit them, in writing, to the Clerk, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.
      In accordance with the Company’s By-Laws and its Charter, the nominating committee considers director nominees submitted by shareholders. The Company’s By-Laws, a complete copy of which are attached as an Exhibit to the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2004, require shareholders to submit director nominations to the Company not less than 75 days nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting. The nomination must set forth the name, age, business address, residence address, occupation, and amount of Common Stock held by the director nominee, as well as the written consent of the nominee. The shareholder must also include his or her name, record address, and amount of Common Stock held in the nomination. The shareholder must make certain further representations, as set forth in the Company’s By-Laws. Shareholders should submit any director nominations, in writing, to the Clerk, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.
      If you are interested in submitting a proposal for inclusion in the proxy statement for the 2006 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act. Any shareholder who wishes to present a proposal for consideration by all of the Company’s shareholders at the 2006 Annual Meeting (which is tentatively scheduled for April 20, 2006) will be required, pursuant to Rule 14a-8, to deliver the proposal to the Company between December 18, 2005 and February 6, 2006. In the event the Company receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s principal executive offices by February 6, 2006. Please forward any shareholder proposals, in writing, to the Clerk, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

X.	Solicitation of Proxies and Expenses of Solicitation
      The Proxy accompanying this Proxy Statement is solicited by the Board of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Also, Georgeson Shareholder Communications may solicit proxies at an approximate cost of $8,000.00 plus reasonable expenses. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

XI.	Annual Report and Form 10-K
      A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2004, which includes the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2004 (without attached exhibits), is being mailed with this Proxy Statement to all shareholders of the Company. The Form 10-K is not part of the proxy solicitation material.

By Order of the Board of Directors

Linda M. Campion
Clerk

Exhibit A
INDEPENDENT BANK CORP.
2005 EMPLOYEE STOCK PLAN
                                        , 2005

1.	Purpose.
      The purpose of this plan (the “Plan”) is to secure for Independent Bank Corp. (the “Company”) and its shareholders the benefits arising from common stock ownership by employees of the Company and its subsidiary corporations who are expected to contribute to the Company’s future growth and success through the granting of stock options or Restricted Stock Awards (as defined below). Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.	Type of Options and Administration.

(a) Types of Options. Options granted pursuant to the Plan may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code (“Non-Statutory Options”). All options shall be separately designated Incentive Stock Options or Non-Statutory Options at the time of grant, and in such form as issued pursuant to Section 5, and as separate certificate or certificates will be issued for shares purchased on exercise of each type of option.

(b) Administration.

(i) The Plan will be administered by the Board of Directors of the Company (the “Board of Directors”), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company’s Common Stock (“Common Stock”) and issue shares upon exercise of such options as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements (each an “Option Agreement”) representing options issued hereunder and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option Agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Restricted Stock Agreement (as defined below) in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

(ii) The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, subject to such resolutions as may be adopted from time to time by the Board of Directors not inconsistent with the provisions of the Plan, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. Such Committee, if so appointed, shall consist of two or more Directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3 (as defined below). The foregoing notwithstanding, the Board of Directors may abolish such Committee at any time and re-vest in the Board of Directors the administration of the Plan.

(c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

3.	Eligibility.

(a) General. Options and Restricted Stock Awards may be granted to persons who are, at the time of grant, employees of the Company or any of its direct or indirect subsidiaries. A person who has been granted an option or Restricted Stock Award may, if he or she is otherwise eligible, be granted additional options or Restricted Stock Awards if the Board of Directors shall so determine. Options or Restricted Stock Awards may be granted separately or in any combination to any individual eligible under the Plan.

(b) Grant of Options to Officers. The selection of an officer (as the term “officer” is defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined in advance of any grant thereof either (i) by the Board of Directors, or (ii) by the Committee, if so appointed.

4.	Stock Subject to Plan.
      Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 800,000 shares. Such shares may be authorized but unissued shares, reacquired shares, shares acquired in the open market specifically for distribution under the Plan, or any combination thereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall not be available for subsequent option grants under the Plan.
      The number of shares of Common Stock for which options may be granted under the Plan in any single fiscal year of the Company to any participant in the Plan shall not exceed 75,000 shares. Such limitation shall be construed and applied consistently with Section 162(m) of the Code. For purposes of the foregoing limitation, if any option granted under the Plan is cancelled, the cancelled option shall continue to be counted against such individual limit. If after grant, the purchase price of an option granted under the Plan is modified, the transaction shall be treated as the cancellation of the option and grant of a new option; in any such case, both the option that is deemed to be cancelled and the option that is deemed to be granted shall be counted against such individual limit.

5.	Forms of Option Agreements.
      As a condition to the grant of an option under the Plan, each recipient of an option shall execute an Option Agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Option Agreements may differ among recipients.

6.	Purchase Price.

(a) General. Subject to Section 3(b), the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock on the date of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b). Notwithstanding the foregoing, the Board may grant an Incentive Stock Option with an exercise price lower than that set forth above if such option is granted as part of a transaction to which Section 424(a) of the Code applies. Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Board of

Directors, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation System or any successor system then in use (“NASDAQ”), the highest and lowest sales prices per share of the Common Stock for such date on the NASDAQ or (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed. If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 6(a) for the date as of which fair market value is to be determined, the Board of Directors shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable Option Agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised or (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board). The fair market value per share of any shares of the Company’s Common Stock which may be delivered upon exercise of an option shall be the fair market value as determined in accordance with the provisions of Section 6(a) above for the day immediately preceding the date of delivery of the purchase price to the Company. The fair market value of any other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7.	Option Period.
      Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable Option Agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

8.	Exercise of Options.
      Each option granted hereunder may be exercisable as determined by the Board of Directors, which terms shall be set forth in the applicable Option Agreement and shall otherwise be in accordance with the provisions of the Plan.

9.	Nontransferability of Options.
      Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options may be transferred (a) pursuant to a qualified domestic relations order (as defined in Rule 16b-3), (b) by will or the laws of intestacy, or (c) to any member of the optionee’s Family (as defined herein). “Family” shall mean an optionee’s spouse and lineal descendants by birth or adoption and trusts for the exclusive benefit of the optionee and/or the foregoing individuals.

10.	Effect of Termination of Employment or Other Relationship.
      Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee’s employment or other relationship with the

Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the applicable Option Agreement.

11.	Incentive Stock Options.
      Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a) Reference to Incentive Stock Options. The applicable Option Agreement covering any Incentive Stock Options granted under the Plan shall, at the time of grant, indicate that Incentive Stock Options are being granted thereby.

(b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

(ii) the option exercise period shall not exceed five years from the date of grant.
      To the extent required by applicable law, the provisions of this Section 11(b) shall also apply to the grant of a Non-Statutory Option granted to the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code).

(c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The balance of any options granted hereunder which do not constitute Incentive Stock Options by reason of the foregoing, shall be Non-Statutory Options.

(d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

(i) an Incentive Stock Option may be exercised, to the extent exercisable by the optionee on the date the optionee ceases to be an employee of the Company, within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Option Agreement), provided, that the applicable Option Agreement may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Non-Statutory Option under the Plan;

(ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, an Incentive Stock Option may be exercised by a legatee or legatees of the optionee under his last will, or by his personal representatives or distributees, at any time after his death to the expiration date of such Incentive Stock Option to the extent such Incentive Stock Option was exercisable by the optionee at the time of his death (or within such lesser period as may be specified in the applicable Option Agreement); and

(iii) if the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provision thereto) while in the employ of the Company, an Incentive Stock Option may be exercised, to the extent exercisable by the optionee on the date the optionee ceases to be an employee by reason of such disability, within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable Option Agreement).

      For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h)(1) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no option issued pursuant to the Plan, including no Incentive Stock Option, may be exercised after its expiration date.

12.	Restricted Stock Awards.
      (a) General. Employees may be granted rights to purchase Restricted Shares (as defined below) of Common Stock (“Restricted Stock Awards”) pursuant to a restricted stock purchase agreement (“Restricted Stock Agreement”), either alone, in addition to, or in tandem with options granted under the Plan and/or other benefits or awards made outside of the Plan. After the Board of Directors determines that it will offer a Restricted Stock Award under the Plan, the Company shall advise the employee in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock subject to the Restricted Stock Award, the purchase price and the terms and conditions of Repurchase Right (as defined below) applicable thereto, and the time within which such employee must accept such offer. Each Restricted Stock Award, and the acceptance of the terms thereof by the Company and the employee, shall be evidenced by a Restricted Stock Agreement. Each Restricted Stock Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors, in its sole discretion. Restricted Stock Awards may be granted as Time Vesting Restricted Stock Awards (as defined below) or Performance Vesting Restricted Stock Awards (as defined below).
      (b) Time Vesting Restricted Stock Awards. The Board of Directors or the Committee, if so appointed, may provide that shares of Common Stock issued to an employee in connection with a Restricted Stock Award shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except as set forth in the Plan, for such period beginning on the date on which such Restricted Stock Award is granted and ending on the date that is the third anniversary of such grant, or for any greater period of time as the Board of Directors or the Committee, if so appointed, shall determine (the “Time Vesting Restricted Period”). Restricted Stock Awards that contain the restrictions set forth in this Section 12(b) of the Plan are referred to as “Time Vesting Restricted Stock Awards”.
      (c) Performance Vesting Restricted Stock Awards. The Board of Directors, or the Committee, if so appointed, may provide that shares of Common Stock issued to an employee in connection with a Restricted Stock Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except as set forth in the Plan, for such period beginning on the date on which such Restricted Stock Award is granted and ending on the date that is the first anniversary of such grant, or for any greater period of time as the Board of Directors or the Committee, if so appointed, shall determine (the “Performance Vesting Restricted Period”) and that the Performance Vesting Restricted Period applicable to such Restricted Stock Award shall lapse (if at all) only if certain preestablished objectives are attained. Performance goals may be based on any of the following criteria: (i) earnings or earnings per share, (ii) return on equity, (iii) return on assets, (iv) revenues, (v) expenses, (vi) one or more operating ratios, (vii) stock price, (viii) shareholder return, (ix) market share, (x) charge-offs, (xi) credit quality, (xii) reductions in non-performing assets, (xiii) customer satisfaction measures, (xiv) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, (xv) cash flow, (xvi) division, department, unit or group performance, (xvii) business plan performance, (xviii) product performance and (xix) such other restrictions and conditions as the Board of Directors, or the Committee, if so appointed, deems appropriate (collectively, the “Performance Objectives”). The Board of Directors or the Committee, if so appointed, shall establish one or more Performance Objective goals for each such Restricted Stock Award on the date of grant. The Performance Objective goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit. The Performance Objective goals may include positive results, maintaining the status quo, or limiting economic losses. The Board of Directors or the Committee, if so appointed, shall determine whether such Performance Objective goals are attained and such determination shall be final and conclusive. In the event that the Performance Objective goals are not met, such Restricted Stock shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company. Restricted Stock Awards that only contain the restrictions set forth in this Section 12(c) of the Plan are referred to as “Performance Vesting Restricted Stock Awards”. Performance Vesting Restricted Stock Awards are intended to qualify as performance-based for the purposes of Section 162(m) of the Code.

13.	Repurchase Rights and Restricted Shares.
      (a) Each Option Agreement may, and, unless the Board of Directors determines otherwise, each Restricted Stock Agreement shall, grant the Company a right of repurchase (“Repurchase Right”) exercisable upon the termination of the employee’s continuous employment with the Company for any reason (including death or disability) or upon the failure to satisfy any Performance Objective goals or other conditions specified in the applicable Option Agreement or Restricted Stock Agreement. The Repurchase Right shall lapse upon such conditions or at such rate as the Board of Directors may determine and as shall be set forth in the applicable Option Agreement or Restricted Stock Agreement. Shares of Common Stock issued pursuant to exercise of an Option Agreement or a Restricted Stock Award and subject to a Repurchase Right (the “Restricted Shares”) may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Board of Directors and set forth in the applicable Option Agreement or Restricted Stock Agreement. Any attempt to dispose of Restricted Shares in contravention of the Repurchase Right shall be null and void and without effect.
      (b) The per share purchase price for Restricted Shares repurchased pursuant to a Repurchase Right shall be the purchase price paid by the employee for such Restricted Shares, and may be paid by cancellation of any indebtedness of the employee to the Company. Notwithstanding the foregoing, the applicable Option Agreement or Restricted Stock Agreement may provide that the per share purchase price for Restricted Shares repurchased pursuant to a Repurchase Right shall be less than the purchase price for such shares if the employee’s continuous employment is terminated by the Company or an affiliate for Cause (as defined in the applicable Option Agreement or Restricted Stock Agreement).
      (c) Each certificate for Restricted Shares shall bear an appropriate legend referring to the Repurchase Right, together with any other applicable legends, and, upon issuance, shall be deposited by the shareholder with the Company together with a stock power and such other instruments of transfer as may be reasonably requested by the Company, duly endorsed in blank, if appropriate; provided, however, that the failure of the Company or its transfer agent to place such a legend on a certificate for Restricted Shares shall have no effect on the Repurchase Right applicable to such shares. If the Company does not exercise the Repurchase Right within the time and in the manner specified in the applicable Option Agreement or Restricted Stock Agreement, such Repurchase Right shall terminate and be of no further force and effect.
      (d) The Board of Directors may, in its sole discretion, waive the Company’s Repurchase Right applicable to any Restricted Shares. Such waiver shall result in the immediate vesting of the employee’s interest in the Restricted Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the termination of the Participant’s continuous Status as an employee of the Company or the attainment or non-attainment of the applicable conditions.

14.	Additional Provisions.
      (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any Option Agreements covering options granted under the Plan, including without limitation restrictions on transfer, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.
      (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or

(ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.
      (c) Repricing. The Board of Directors or the Committee, if so appointed, shall not, without further approval of the shareholders of the Company, (i) authorize the amendment of any outstanding Option Agreement or Restricted Stock Agreement to reduce the exercise price of the option or Restricted Stock Award evidenced thereby or (ii) issue a replacement Option Agreement or Restricted Stock Agreement upon the surrender and cancellation of a previously granted Option Agreement or Restricted Stock Agreement for the purpose of reducing the exercise price of the option or Restricted Stock Award evidenced thereby. Nothing contained in this section shall affect the Committee’s right to make the adjustment permitted under Section 17.

15.	General Restrictions.
      (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.
      (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

16.	Rights as a Shareholder.
      The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
      The holder of a Restricted Stock Award shall have any and all right of a shareholder with respect to the shares covered by such Restricted Stock Award, subject to the restrictions set forth in this Plan and the Restricted Stock Agreement under which it was granted. Such rights include, without limitation, any rights to receive dividends or non-cash distribution with respect to such shares and the right to vote such shares at any meeting of the Company’s shareholders.

17.	Adjustment Provisions for Recapitalizations and Related Transactions.
      (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares reserved for issuance under the Plan, (2) the number and kind of shares or other securities subject to any then outstanding options under the Plan, (3) the price for each share subject to any then outstanding options under the Plan, and (4) the individual limit set forth in Section 4, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 17 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.
      (b) Board Authority to Make Adjustments. Any adjustments under this Section 17 shall be made by the Board of Directors, whose determination as to such adjustments, if any, shall be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

18.	Merger, Consolidation, Asset Sale, Liquidation, etc.
      (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the “Merger Price”), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price), and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.
      (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The substitute options may be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

19.	No Special Employment Rights.
      Nothing contained in the Plan or in any Option Agreement or Restricted Stock Agreement shall confer upon any individual any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

20.	Other Employee Benefits.
      Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

21.	Amendment of the Plan.
      (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, under Rule 16b-3, or under National Association of Securities Dealers Rule 4350(i)(1)(A), the Board of Directors may not effect such modification or amendment without such approval.
      (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding Option Agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding Option Agreement to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

22.	Withholding.
      (a) The Company shall deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined in accordance with provisions of Section 6(a) hereof as of the day immediately preceding the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 22(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
      (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

23.	Cancellation and New Grant of Options, Etc.
      The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

24.	Effective Date and Duration of the Plan.
      (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 21) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.
      (b) Termination. Unless sooner terminated in accordance with Section 18, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Exhibit B
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Restated Articles of Organization
(General Laws Chapter 156D, Section 10.07; 950 CMR 113.34)
1. Exact name of corporation: Independent Bank Corp.
2. Registered office address: 288 Union Street, Rockland MA 02370
3. Date restated articles of organization adopted:
4. Please check appropriate box

☐ The restated articles were adopted by the directors without shareholder approval and shareholder approval was not required;

OR

☑ The restated articles were approved by the board of directors and the shareholders in the manner required by General Laws, Chapter 156D and the articles of organization.

5.	The following is all the information required to be in the original articles of organization except that the supplemental information provided for in Article VIII of the articles of organization is not required. Any change to Article VIII must be made by filing a Statement of Change of Supplemental Information.
ARTICLE I
The exact name of the corporation is:
Independent Bank Corp.
ARTICLE II
Unless the articles of organization otherwise provide, all corporations formed pursuant to
G.L. C165D have the purpose of engaging in any lawful business. If you wish to specify more limited purposes, state them below.
      To purchase, own, and hold the stock of other corporations, including banks, and to do every act and thing covered generally by the denomination “holding corporation”, and especially to direct the operations of other corporations through the ownership of stock therein; to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, create security interests in, pledge, or otherwise dispose of shares or voting trust certificates for shares of the capital stock, or any bonds, notes, securities, or evidences of indebtedness created by any bank, or other corporation or corporations organized under the laws of this Commonwealth or any other state or district or country, nation, or government and also bonds, or evidence of indebtedness of the United States or of any state, district, territory, dependency or country or subdivision or municipality thereof; to issue in exchange therefor shares of the capital stock, bonds, notes, or other obligations of this Corporation and while the owner thereof to exercise all the rights, powers, and privileges of ownership including the right to vote on any shares of stock or voting trust certificates so owned; to promote, lend money to, and guarantee the dividends, stocks, bonds, notes, evidences of indebtedness, contracts, or other obligations of, and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks, voting trust certificates or other securities or evidences of indebtedness shall be held by or for this Corporation, or in which, or in the welfare of which, this Corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve or enhance the value of any such bonds, stocks, or other securities or evidences of indebtedness or the property of this Corporation.

      To purchase, lease, or otherwise acquire and to hold, use, lease, manage, operate, equip, maintain, sell, mortgage, pledge, deal in or with any and all kinds of properties, real, personal, or mixed, tangible or intangible.
      To carry on any other lawful business permitted to a corporation organized under Chapter 156D of the General Laws of the Commonwealth of Massachusetts.
ARTICLE III
State the total number of shares and par value, if any of each class of stock that the corporation is authorized to issue. If only one class of series is authorized, it is not necessary to specify any particular designation.

Without Par Value		With Par Value

Type	Number of Shares	Type	Number of Shares	Par Value

		Common	30,000,000	$0.01
		Preferred	1,000,000	$0.01
ARTICLE IV
      Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.
      A.     COMMON STOCK
      Section 1.     There shall be a class of Common Stock having a par value of $0.01 per share consisting of 30,000,000 shares. The holders of record of such Common Stock shall have one vote for each share of such Common Stock held by them, respectively. Such Common Stock of the Corporation shall have unlimited voting rights, subject to the provisions of these Articles Upon the liquidation, distribution or winding up of the Corporation, the holders of record of such Common Stock shall be entitled to the net assets of the Corporation, subject to the restrictions set forth in these Articles.
      B.     PREFERRED STOCK
      Section 1.     There shall be a class of Preferred Stock consisting of 1,000,000 shares, $0.01 par value per share. The shares of the Preferred Stock are to be issuable at any time or from time to time in one or more series as and when established by the Board of Directors, each such series to have such designation or title as may be fixed by the Directors prior to the issuance of any shares thereof, and each such series may differ from every other series already outstanding as may be determined by the Directors prior to the issuance of any shares thereof, in any or all of the following, but in no other respects:

(a) the rate of dividend (cumulative or non-cumulative) to which holders of the Preferred Stock of any such series shall be entitled;

(b) the terms and manner of the redemption by the Corporation of the Preferred Stock of any such series;

(c) the special or relative rights of the holders of the Preferred Stock of any such series in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

(d) the terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of any such series;

(e) the right, if any, of the holder of Preferred Stock of any such series to convert the same into stock of any other class or classes or into other securities of the Corporation, and the terms and conditions of such conversion; and

(f) the voting rights, if any of the holders of any such series, provided however, that no voting rights shall be extended to holders of any such series (i) which give such holders the right, on any matters requiring the approval or vote of the holders of Common Stock of this Corporation, to more than one vote per share without regard to any distinction between such series and the class of Common Stock of this Corporation, so that, except as otherwise required by applicable law, if the voting rights of the Preferred Stock (or any series thereof) include the rights to vote on any matters requiring the approval or vote of the Common Stock, then the Preferred Stock and Common Stock shall vote as a single class, or (ii) which give to such holders the right to elect more than two Directors of this Corporation, or (iii) which give to such holders, together with all other holders of Preferred Stock, the right to elect in the aggregate more than six Directors of this Corporation.
      C.     SERIES B JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK
      Section 1.     Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 15,000.
      Section 2.     Dividends and Distributions.
      (a) (i) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Series B Quarterly Dividend Payment Date”), commencing on the first Series B Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Series B Quarterly Dividend Payment Date, or, with respect to the first Series B Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series B Preferred Stock are entitled, which shall be 1,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Series B Dividend Multiple.” In the event the Corporation shall at any time after May 3, 2001 (the “Series B Rights Declaration Date”) (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Series B Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series B Preferred Stock shall be entitled to receive shall be the Series B Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
      (ii) Notwithstanding anything else contained in this paragraph (a), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series B Preferred Stock as provided in this paragraph (a) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Series B Quarterly

Dividend Payment Date and the next subsequent Series B Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Series B Quarterly Dividend Payment Date.
      (b) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Series B Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Series B Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Series B Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Series B Quarterly Dividend Payment Date. In either of which events such dividends shall begin to accrue and be cumulative from such Series B Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.
      Section 3.     Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:
      (a) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series B Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Series B Vote Multiple.” In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each case the Series B Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series B Preferred Stock shall be entitled shall be the Series B Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
      (b) Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
      (c) Except as otherwise required by applicable law or as set forth herein, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.
      Section 4.     Certain Restrictions.
      (a) Whenever dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled.

(iii) except as permitted in subsection 4(a)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
      (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
      Section 5.     Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
      Section 6.     Liquidation, Dissolution or Winding-Up. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of common stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
      Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all of substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

      Section 7.     Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series B Preferred Stock. In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount ser forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
      Section 8.     Redemption. The shares of Series B Preferred Stock shall not be redeemable.
      Section 9.     Ranking. Unless otherwise provided in the Articles of Organization of the Corporation relating to a subsequently-designated series of preferred stock of the Corporation, the Series B Preferred Stock shall rank junior to any other series of the Corporation’s preferred stock subsequently issued, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.
      Section 10.     Amendment. The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Preferred Stock, voting separately as a class.
      Section 11. Fractional Shares. Series B Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share of any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one-thousandth (1/1,000th) of a share of any integral multiple thereof.
ARTICLE V
The restriction, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:
      None.
ARTICLE VI
Other Lawful Provisions
      Section 1.     By-laws. The Board of Directors may alter, amend, repeal, adopt or otherwise modify the By-laws of the Corporation, except as may be prohibited or otherwise provided by the By-laws, these Articles of Organization, or by law.
      Section 2.     Stockholder Meetings. Annual and Special Meetings of Stockholders may be held anywhere in the United States. No business may be transacted at a meeting of the Stockholders except that which is (a) specified in the notice thereof given by or at the direction of the Board of Directors or in a supplemental notice given by or at the direction of the Board of Directors and otherwise in compliance with the provisions of the By-laws, (b) brought before the meeting by or at the direction of the Board of Directors or the presiding officer or (c) properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record at the time of giving notice by such stockholder provided for in this paragraph and who shall continue to be entitled at the time of such meeting to vote thereat and who complies with the notice procedures set forth in the By-laws with respect to any business sought to be brought before the meeting by or on behalf of such stockholder other than the election of Directors.
      Section 3.     Partnerships. The Corporation may be a partner in any business enterprise which it would have the power to conduct by itself.
      Section 4.     No Preemptive Rights. No holder of the capital stock of this Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of capital stock of any class whatsoever of this Corporation, or of securities convertible into or exchangeable for any capital stock of any class whatsoever of this Corporation, or of any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire shares of capital stock of any class whatsoever of this Corporation, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.
      Section 5.     Amendments to Articles of Organization.
      (a) The provisions of Sections 4 and 5 of this Article VI of these Articles of Organization may be amended or repealed only at a meeting of the Corporation’s stockholders called at least in part for the purpose of considering the proposed amendment, and only by the affirmative vote of a two-thirds majority of all shares outstanding and entitled to vote thereon.
      (b) Except as stated in paragraph (a) hereinabove, and except as otherwise provided by the Massachusetts Business Corporation Act or these Articles of Organization, these Articles of Organization may be amended or repealed only at a meeting of the Corporation’s stockholders called at least in part for the purpose of considering the proposed amendment, and only by the affirmative vote of a majority of all shares outstanding and entitled to vote thereon.
      Section 6.     Directors.
      (a) The number of directors of the Corporation shall be not less than three nor more than twenty-five. The number shall be fixed from time to time within such limits set by or pursuant to the By-laws of the Corporation. The directors other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-laws of the Corporation, one class (“Class I Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1991 and until their successors are duly elected and qualified; another class (“Class II Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1992 and until their successors are duly elected and qualified; and another class (“Class III Directors) to hold office until the Annual Meeting of Stockholders to be held in 1993 and until their successors are duly elected and qualified. At each annual meeting of stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when their successors have been duly elected and qualified. No director shall continue to serve on the Corporation’s Board of Directors once he or she attains the age of 72 years.
      (b) Newly created directorships resulting from any increases in the number of directors and any vacancies on the Board of Directors resulting from death, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successors shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      (c) Any director or directors or the entire Board of Directors may be removed from office (i) for cause, by the affirmative vote of the holders of a majority of the shares outstanding and then entitled to vote generally in the election of directors or (ii) for cause, by the affirmative vote of a majority of the directors then in office.
      (d) Notwithstanding anything contained elsewhere in these Articles of Organization to the contrary, the affirmative vote of the holders of at least a two-thirds majority of all shares of the Corporation outstanding and then entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Section 6 of this Article VI of these Articles of Organization or to adopt any provision inconsistent therewith.
      Section 7.     Limitation On Liability of Directors and Officers.
      (a) A Director or Officer of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or Officer notwithstanding any statutory provision or other law imposing such liability, provided, however, that this provision shall not eliminate or limit the liability of a Director or Officer (i) for any breach of the Director’s or Officer’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Section 6.40 of Chapter 156D of the General Laws of Massachusetts, or (iv) for any transaction from which the Director or Officer derived an improper personal benefit, it being the intention of this provision to limit the liability of a Director or Officer to the maximum extent allowed by law. If the Massachusetts Business Corporation Act hereafter is amended to authorize the further elimination of, or limitation on, the liability of directors or officers, then the liability of a Director or Officer of this Corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director or Officer of this Corporation existing at the time of such repeal or modification.
      (b) A Director’s or Officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.
      (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or Officer did not meet the relevant standard of conduct described in this Section.
      (d) Unless ordered by a court, the Corporation may not indemnify a Director or Officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).
      Section 8.     Advance for Expenses. The Corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a Director or Officer who is a party to a proceeding because he or she is a Director or Officer if he or she delivers to the Corporation:
      (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 7 of this Article VI or that the proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Organization as authorized by Section 2.02(b)(4) of chapter 156D or any successor provision to such Section; and
      (b) his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such proceeding and it is ultimately determined pursuant to Section 9 of this Article VI or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 7 of this Article VI. Such undertaking must be an unlimited obligation of the Director or Officer but need not be secured and shall be accepted without reference to the financial ability of the Director or Officer to make repayment.

      Section 9.     Determination of Indemnification. The determination of whether a Director or Officer has met the relevant standard of conduct set forth in Section 7 shall be made:
      (a) if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;
      (b) by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or
      (c) by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.
      Section 10.     Notification and Defense of Claim; Settlements.
      (a) In addition to and without limiting the foregoing provisions of this Article VI and except to the extent otherwise required by law, it shall be a condition of the Corporation’s obligation to indemnify under Section 7 of this Article VI (in addition to any other condition provide in the By-laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation’s objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such action, suit, proceeding or investigation other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such action, suit, proceeding or investigation or (3) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article VI . The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.
      (b) The Corporation shall not be required to indemnify such person under this Article VI for any amounts paid in settlement of any proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 9 of this Article VI, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on such person without such person’s written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.
      Section 11.     Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, serves at the Corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a Director or Officer, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under Sections 7, 8, 9, and 10 of this Article VI.
      Section 12.     Application of Sections 7, 8, 9, 10 and 11 of this Article VI.
      (a) The Corporation shall not be obligated to indemnify or advance expenses to a Director or Officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.
      (b) Sections 7, 8, 9, 10 and 11 of this Article VI shall not limit the Corporation’s power to (1) pay or reimburse expenses incurred by a Director or an Officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.
      (c) The indemnification and advancement of expenses provided by, or granted pursuant to, Sections 7, 8, 9, 10 and 11 of this Article VI shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.
      (d) Each person who is or becomes a Director or Officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in Sections 7, 8, 9, 10 and 11 of this Article VI. All rights to indemnification under Sections 7, 8, 9, 10 and 11 of this Article VI shall be deemed to be provided by a contract between the Corporation and the person who serves as a Director or Officer of the Corporation at any time while Sections 7, 8, 9, 10 and 11 of this Article VI and the relevant provisions of chapter 156D are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
      (e) If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the fullest extent permitted or required by any such amendment.

ARTICLE VII
Unless otherwise provided in the articles of organization, the effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

Specify the number of articles being amended:

ARTICLE II	—	Deletion of references to c.156B and replacement with references to c.156D.

ARTICLE IV	—	Format changes and definition updates; addition of last 2 sentences of Section A.1.; deletion of references to c.156B and replacement with references to c.156D; terms and designation of Series A Junior Participating Preferred Stock have been rescinded.

ARTICLE VI	—	Format changes and deletion of references to c.156B and replacement with references to c.156D; addition of last sentence of Section 2; removal of provisions relating to acquiring entities, non acquiring stockholders and non acquiring directors; addition of last sentence of Section 6	(a); addition of terms in 6(c) to allow a majority of the board of directors to remove a director for cause; addition of provisions relating to Indemnification of Directors and Officers permitted by c.156D §§ 8.50-8.59.
Signed by:

(signature of authorized individual)
(Please check appropriate box)
☐ Chairman of the Board of Directors
☐ President
☐ Other Officer
☐ Court-appointed fiduciary,
Signed on this                     day of                     of                     .

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Restated Articles of Organization
(General Laws, Chapter 156D, Section 10.07)

I hereby certify that upon examination of these Restated Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $ having been paid, said articles are deemed to have been filed with me the day of 20 at a.m./p.m.

Effective date:
(must be within 90 days of date submitted)

Examiner

WILLIAM FRANCIS GAVLIN
Secretary of the Commonwealth

Name approval

C

M
TO BE FILLED IN BY CORPORATION

Contact Information:

Telephone:

Email:

A copy of this filing will be available on-line at www.sec.state.ma.us/cor one the document is file.

Exhibit C
AMENDED AND RESTATED
BY-LAWS
of
INDEPENDENT BANK CORP.
                                         , 2005
ARTICLE FIRST
      The fiscal year of the corporation shall be the year ending with the last day of December in each year.
ARTICLE SECOND
Stockholders
      Section 1.     Annual Meeting. The annual meeting of stockholders shall be held on such date and at such hour as shall be fixed by the Directors or the Chairman of the Board each year and stated in the notice of the meeting, which date and hour may subsequently be changed at any time, including the year any such determination occurs. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Articles of Organization or by these By-Laws, may be specified by the Directors or the President. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu thereof, and any action taken at such meeting shall have the same effect as if taken at the annual meeting.
      Section 2.     Special Meeting. Special meetings of the stockholders may be called by the Chairman of the Board, if any, the President, or by a majority of the Directors acting by vote or by written instrument or instruments signed by such a majority of them. Special meetings of the stockholders shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold beneficially at least two-thirds of the capital stock of the Corporation entitled to vote at the meeting, stating the time, place and purposes of the meeting. No call of a special meeting of the stockholders shall be required if such notice of the meeting shall have been waived either in writing or by a telegram, or other means of electronic transmission, by every stockholder entitled to notice thereof, or by his attorney thereunto authorized.
      Section 3.     Place of Meetings; Adjournments. All meetings of stockholders shall be held at the principal office of the corporation unless a different place (within the United States) is fixed by the Directors or the Chairman of the Board and stated in the notice of the meeting, provided, that, when any meeting is convened, the presiding officer, if directed by the Board of Directors, may adjourn the meeting for a period of time not to exceed 30 days if (a) no quorum is present for the transaction of business or (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders (i) to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders or (ii) otherwise to exercise effectively their voting rights. The presiding officer in such event shall announce the adjournment and date, hour and place of reconvening and shall cause notice thereof to be posted at the place of meeting designated in the notice which was sent to the stockholders, and if such date is more than 10 days after the original date of the meeting the Clerk shall give notice thereof in the manner provided in Section 4 of this Article Second. In addition to the foregoing procedures for adjournment, any meetings of the stockholders may be adjourned in accordance with the procedures set forth in Section 5 of this Article Second.
      Section 4.     Notices. Notice of all meetings of stockholders shall be given as follows, to wit: — A written notice, stating the place, day and hour thereof, shall be given by the Clerk or an Assistant Clerk or the person or persons calling the meeting, at least seven days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law, the Articles of Organization, or these By-laws, is entitled to such notice, by leaving such notice with him or his residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears upon the books of the corporation. Notices of all meetings of stockholders shall state the purposes for which the meetings are called.

No notice need be given to any stockholder if a waiver of notice in writing or by telegram, or other means of electronic transmission, executed before or after the meeting by the stockholder or his attorney thereunto authorized is filed with the records of the meeting. It shall be the duty of every stockholder to furnish to the Clerk of the corporation or to the transfer agent, if any, of the class of stock owned by such stockholder, his or her post office address and to notify the Clerk or the transfer agent of any change therein.
      No business may be transacted at a meeting of the stockholders except that which is (a) specified in the notice thereof given by or at the direction of the Board of Directors or in a supplemental notice given by or at the direction of the Board of Directors and otherwise in compliance with the provisions hereof, (b) brought before the meeting by or at the direction of the Board of Directors or the presiding officer or (c) properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record at the time of giving notice by such stockholder provided for in this paragraph and who shall continue to be entitled at the time of such meeting to vote thereat and who complies with the notice procedures set forth in this paragraph with respect to any business sought to be brought before the meeting by or on behalf of such stockholder other than the election of Directors and with the notice provisions set forth in Section 3 of Article Third with respect to the election of Directors. In addition to any other applicable requirements, for business to be properly brought before a meeting by or on behalf of a stockholder (other than a stockholder proposal included in the corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the stockholder must have given timely notice thereof in writing to the Clerk of the corporation. In order to be timely given, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the corporation or (b) in the case of a special meeting or in the event that the annual meeting is called for a date (including any change in a date determined by the Board of Directors pursuant to Section 1 of this Article Second) more than 75 days prior to such anniversary date, notice by the stockholder to be timely given must be so received not later than the close of business on the 20th day following the date on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Such stockholder’s notice to the Clerk shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of capital stock of the corporation held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice by the stockholder and (d) all other information which would be required to be included in a proxy statement or other filings required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Regulation 14A under the Exchange Act (the “Proxy Rules”). In the event the proposed business to be brought before the meeting by or on behalf of a stockholder relates or refers to a proposal or transaction involving the stockholder or a third party which, if it were to have been consummated at the time of the meeting, would have required of such stockholder or third party or any of the affiliates of either of them any prior notification to, filing with, or any orders or other action by, any governmental authority, then any such notice to the Clerk shall be accompanied by appropriate evidence of the making of all such notifications or filings and the issuance of all such orders and the taking of all such actions by all such governmental authorities.
      Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 4; provided, however, that nothing in this Section 4 shall be deemed to preclude discussion by any stockholder of any business properly brought before such meeting.
      The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and that business shall be disregarded.
      Section 5.     Quorum. At any meeting of stockholders a quorum for the transaction of business shall consist of one or more individuals appearing in person and/or as proxies and owning and/or representing a majority of the shares of the corporation then outstanding and entitled to vote. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
      Section 6.     Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote and a proportionate vote for any fractional share entitled to vote, held by him of record according to the records of the corporation, unless otherwise provided by the Articles of Organization. Stockholders may vote either in person or by written proxy dated not more than six months before the meeting named therein. Proxies shall be filed with the Clerk or other person responsible for recording the proceedings before being voted at any meeting or any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons named therein to vote at the meeting specified therein and at any adjourned session of such meeting but shall not be valid after final adjournment of the meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
      Section 7.     Action at Meeting. When a quorum is present, the action of the stockholders on any matter properly brought before such meeting shall be decided by the stockholders of a majority of the stock present or represented and entitled to vote and voting on such matter, except where a different vote is required by law, the Articles of Organization or these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.
      Section 8.     Special Action. Any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by a writing filed with the records of the meetings of stockholders. Such consent shall be treated for all purposes as a vote at a meeting.
      Section 9.     Record Date. The Directors may fix in advance a time which shall be not more than sixty days prior to (a) the date of any meeting of stockholders, (b) the date for the payment of any dividend or the making of any distribution to stockholders, or (c) the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, the right to receive such dividend or distribution, or the right to give such consent or dissent. In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. Without fixing such record date the Directors may for any such purposes close the transfer books for all or any part of such period.
ARTICLE THIRD
Directors
      Section 1.     Powers. The business of the corporation shall be managed by a Board of Directors who shall have and may exercise all the powers of the corporation except as otherwise reserved to the stockholders by law, by the Articles of Organization or by these By-laws.
      Section 2.     Number; Term of office and Qualification.
      (a) The number of Directors of the corporation shall be not less than three nor more than twenty-five as shall be fixed within the limits provided by the Articles of Organization, by vote of the Board of Directors taken at any regular or special meeting thereof. Within the limits above specified, the Board of Directors may at any meeting increase or decrease the number of Directors in one or more classes as may be appropriate whenever it increases or decreases the number of Directors in order to ensure that the three classes shall be as nearly equal as possible.

      The Directors other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation (“Preference Stock Directors”) shall be classified with respect to the time for which they severally hold office, into three classes, as provided by law or in the Articles of Organization. At each annual meeting of stockholders of the corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when their successors shall have been elected and qualified. No Director shall continue to serve on the corporation’s Board of Directors once he or she attains the age of 72 years.
      (b) Except for Preference Stock Directors, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
      Section 3. Nominating Committee; Nominations for Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the corporation, except as provided in the Articles of Organization with respect to nominations by holders of preferred stock in certain circumstances. Nominations of persons for election to the Board of Directors at the annual meeting of stockholders may be made at the annual meeting of stockholders (a) by the Board of Directors or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or designated in the Articles of organization or these By-Laws or (b) by any stockholder of record at the time of giving notice provided for in this Section 3 and who shall continue to be entitled at the time of the meeting to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3 rather than the notice procedures with respect to other business set forth in Section 4 of Article Second. Nominations by stockholders shall be made only after timely notice by such stockholder in writing to the Clerk of the corporation. In order to be timely given, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the corporation; provided, however, that in the event that the meeting is called for a date, including any change in a date determined by the Directors pursuant to Section 1 of Article Second, more than 75 days prior to such anniversary date, notice by the stockholder to be timely given must be so received not later than the close of business on the 20th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder’s notice to the Clerk shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation, if any, which are beneficially owned by the person, (iv) any other information regarding the nominee as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules, and (v) the consent of each nominee to serve as a Director of the corporation if so elected; and (b) as to the stockholder giving notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a representation that the stockholder (and any party on whose behalf or in concert with whom such stockholder is acting) is qualified at the time of giving such notice to have such individual serve as the nominee of such stockholder (and any party on whose behalf or in concert with whom such stockholder is acting) if such individual is elected, accompanied by copies of any notification or filings with, or orders or other actions by, any governmental authority which are required in order for such stockholder (and any party on whose behalf such stockholder is acting) to be so qualified, (v) a description of all arrangements or understandings between such stockholder and each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder and (vi) such other information regarding such stockholder as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility or qualification of such proposed nominee to serve as a Director. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein.
      The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
      Section 4.     Election of Directors. At each meeting of the stockholders for the election of Directors at which a quorum is present, the persons receiving a plurality of the votes among the nominees for the vacancies then being filled shall be the Directors. Such election shall be by ballot whenever requested by any person entitled to vote at such meeting; but unless so requested, such election may be conducted in any way approved at such meeting.
      Section 5.     Removal of Directors. Subject to the provisions of the Articles of Organization, any Director may be removed (i) for cause, by the affirmative vote of the holders of a majority of the shares outstanding and then entitled to vote generally in the election of directors or (ii) for cause, by the affirmative vote of a majority of the Directors then in office.
      Section 6.     Annual Meeting. Immediately after each annual meeting of stockholders, or the special meeting held in lieu thereof, and at the place thereof, if a quorum of the Directors elected at such meeting were present thereat, there shall be a meeting of the Directors without notice; but if such a quorum of the Directors elected thereat were not present at such meeting, or if present do not proceed immediately thereafter to hold a meeting of the Directors, the annual meeting of the Directors shall be called in the manner hereinafter provided with respect to the call of special meetings of Directors.
      Section 7.     Regular Meetings. Regular meetings of the Directors may be held at such times and places as shall from time to time be fixed by resolution of the Board and no notice need be given of regular meetings held at times and places so fixed, PROVIDED, HOWEVER, that any resolution relating to the holding of regular meetings shall remain in force only until the next annual meeting of stockholders, or the special meeting held in lieu thereof, and that if at any meeting of Directors at which a resolution is adopted fixing the times or place or places for any regular meetings any Director is absent, no meeting shall be held pursuant to such resolution until either each such absent Director has in writing or by telegram, or other means of electronic transmission, approved the resolution or seven days have elapsed after a copy of the resolution certified by the Clerk has been mailed, postage prepaid, addressed to each such absent Director at his last known home or business address.
      Section 8.     Special Meetings. Special meetings of the Directors may be called by the Chairman of the Board, by the President or by the Treasurer or by any two Directors and shall be held at the place designated in the call thereof.
      Section 9.     Notices. Notices of any special meeting of the Directors shall be given by the Clerk or any Assistant Clerk to each Director, by mailing to him, postage prepaid, to the address, as registered on the books of the corporation, or if not so registered at his last known home or business address, a written notice of such meeting at least four days before the meeting or by delivering such notices to him at least forty-eight hours before the meeting or by sending to him at least forty-eight hours before the meeting, by prepaid telegram, by facsimile, by email, or by other means of electronic transmission, addressed to him at such address, facsimile number, email address or other electronic contact information, as registered on the books of the corporation, notice of such meeting. If the Clerk refuses or neglects for more than twenty-four hours after receipt of the call to give notice of such special meeting, or if the office of Clerk is vacant or the Clerk is absent from the Commonwealth of Massachusetts, or incapacitated, such notice may be given by the officer or one of the Directors calling the meeting. Notice need not be given to any Director if a waiver of notice in writing or by electronic transmission, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who is present in person at the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice of a Directors’ meeting need not specify the purposes of the meeting.
      Section 10.     Quorum. At any meeting of the Directors a majority of the number of Directors required to constitute a full Board, as fixed in or determined pursuant to these By-laws as then in effect, shall constitute a quorum for the transaction of business. Whether or not a quorum is present, any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question and the meeting may be held as adjourned without further notice.
      Section 11.     Action at Meeting. Except as otherwise provided herein or in the Articles of organization, at any meeting of the Directors at which a quorum is present, the action of the Directors on any matter brought before the meeting shall be decided by the vote of a majority of those present and voting, unless a different vote is required by law, the Articles of Organization, or these By-laws.
      Section 12.     Participation by Telephone at a Meeting. Any Director or member of any committee designated by the Directors may participate in a meeting of the Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting for all purposes, including, without limitation, for purposes of Sections 9, 10, 11 and 14 of this Article.
      Section 13.     Special Action. Any action by the Directors may be taken without a meeting if a written consent thereto is signed by all the Directors and filed with the records of the Directors’ meetings. Such consent shall be treated as a vote of the Directors for all purposes.
      Section 14.     Committees. The Directors may, by vote of a majority of the number of Directors required to constitute a full Board as fixed in or determined pursuant to these By-laws as then in effect, elect from their number an executive or other committees and may by like vote delegate thereto some or all of their powers except those which by law, the Articles of organization or these By-laws they are prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-laws for the Directors.
      Section 15.     Honorary Directors. The Board of Directors may include such number of honorary directors among the Board of Directors as shall be fixed from time to time by the Board of Directors. Honorary directors shall be elected and removed in the same manner and shall have the same tenure of office as other Directors in their classification as determined by the Board of Directors. Honorary directors shall not be included in any calculation to determine a quorum of Directors for transaction of business at a meeting. The Board of Directors shall fix from time to time the compensation to be paid, if any, to honorary directors by a vote of a majority of the Board of Directors. Honorary directors shall not be entitled to vote on or consent to any matters on or to which Directors shall vote or consent but shall otherwise enjoy all privileges of Directors.
ARTICLE FOURTH
Officers
      Section 1.     Enumeration. The officers of the corporation shall be a Chief Executive Officer, a President, a Treasurer, a Clerk, and a Chairman of the Board and such Vice Chairmen of the Board, Vice Presidents, Assistant Treasurers, Assistant Clerks, and other officers as may from time to time be determined by the Directors.
      Section 2.     Election. The Chairman of the Board, Chief Executive Officer, President, Treasurer and Clerk shall be elected annually by the Directors at their first meeting following the annual meeting of stockholders, or the special meeting held in lieu thereof. Other officers may be chosen by the Directors.

      Section 3.     Qualification. Any officer may, but need not be, a Director or a stockholder. Any two or more offices may be held by the same person. The Clerk shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service process. Any officer may be required by the Directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the Directors may determine.
      Section 4.     Tenure. Except as otherwise provided by law, by the Articles of organization or by these By-laws, the Chairman of the Board, Chief Executive Officer, President, Treasurer and Clerk shall hold office until the first meeting of the Directors following the annual meeting of stockholders, or the special meeting held in lieu thereof, and thereafter until his successor is chosen and qualified. Other officers shall hold office until the first meeting of the Directors following the annual meeting of stockholders, or the special meeting held in lieu thereof, unless a shorter term is specified in the vote choosing or appointing them. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Clerk, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
      Section 5.     Removal. The Directors may remove any officer with or without cause by a vote of a majority of the entire number of Directors then in office, provided, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the Board of Directors prior to action thereon.
      Section 6.     Chief Executive Officer. The Board shall designate which officer shall serve as the Chief Executive Officer, who shall have the primary authority among the officers of the corporation for the conduct of the business and affairs of the corporation, subject always to the control and direction of the Board of Directors. It shall be the duty of the Chief Executive Officer and he or she shall have the power to see that all orders and resolutions of the Directors are carried into effect. The Chief Executive Officer, as soon as reasonably possible after the close of each fiscal year, shall submit to the Directors a report of the operations of the corporation for such year and a statement of its affairs and shall from time to time report to the Directors all matters within his or her knowledge which the interests of the corporation may require to be brought to its notice.
      Section 7.     Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Directors. The Chairman of the Board shall perform such other duties and have such other powers as the Directors may designate. The Chairman of the Board may also be the Chief Executive Officer of the corporation.
      Section 8.     President. In the absence of the Chairman of the Board, the President shall preside at all stockholders’ meetings. The President shall perform such other duties and have such other powers as the Directors may designate.
      Section 9.     Vice Chairman of the Board. Each Vice Chairman of the Board shall have such powers and perform such duties as the Directors shall from time to time designate.
      Section 10.     Treasurer. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Directors or in the absence of such designation in such depositories as he shall from time to time deem proper. He shall disburse the funds of the corporation as shall be ordered by the Directors, taking proper vouchers for such disbursements. He shall promptly render to the Chief Executive Officer and to the Directors such statements of his transactions and accounts as the Chief Executive Officer and Directors respectively may from time to time require. The Treasurer shall perform such duties and have such powers additional to the foregoing as the Directors may designate and shall report to the Board of Directors.
      Section 11.     Assistant Treasurers. In the absence or disability of the Treasurer, his powers and duties shall be performed by the Assistant Treasurer, if only one, or, if more than one, by the one designated for the purpose by the Directors. Each Assistant Treasurer shall have such other powers and perform such other duties as the Directors shall from time to time designate.

      Section 12.     Clerk/ Secretary. The Clerk shall record in books kept for the purposes all votes and proceedings of the stockholders and, if there be no Secretary or Assistant Secretary, the Clerk may be referred to as Secretary and shall record as aforesaid all votes and proceeding of the Directors at their meetings. Unless the Directors shall appoint a transfer agent and/or registrar or other officer or officers for the purpose, the Clerk shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers; and, subject to such other or different rules as shall be adopted from time to time by the Directors, such records may be kept solely in the stock certificate books. The Clerk shall perform such duties and have such powers additional to the foregoing as the Directors shall designate.
      Section 13.     Assistant Clerks. In the absence or disability of the Clerk or in the event of a vacancy in such office, the Assistant Clerk, if one be elected, or, if there be more than one, the one designated for the purpose by the Directors, shall perform the duties of the Clerk. Each Assistant Clerk shall have such other powers and perform such other duties as these By-laws may provide or as the Directors may from time to time designate. A temporary Clerk designated by the person presiding shall perform the duties of the Clerk in the absence of the Clerk and Assistant Clerks from any meeting of stockholders or Directors.
      Section 14.     Secretary and Assistant Secretaries. If a Secretary is elected, he shall keep a record of the meetings of the Directors and in his absence, an Assistant Secretary, if one be elected, or, if there be more than one, the one designated for the purpose by the Directors, otherwise the Clerk/ Secretary, or, in his absence, a Temporary Clerk/ Secretary designated by the person presiding at the meeting, shall perform the duties of the Secretary. Each Assistant Secretary shall have such other powers and perform such other duties as the Directors may from time to time designate.
ARTICLE FIFTH
Provisions Relating to Capital Stock
      Section 1.     Unissued Stock. Subject to such limitations as may be contained in the Articles of Organization of the corporation, the Board of Directors shall have the authority to issue from time to time the whole or any part of any unissued balance of the authorized stock of the corporation to such persons, for such consideration, whether cash, property, services or expenses, and on such terms as the Directors may from time to time determine without first offering the same for subscription to stockholders of the corporation.
      Section 2.     Certificates of Stock. Each stockholder shall be entitled to a certificate or certificates representing in the aggregate the shares owned by him and certifying the number and class thereof, which shall be in such form as the Directors shall adopt. Each certificate of stock shall be signed by the President or a vice President and by the Treasurer or an Assistant Treasurer, but when a certificate is countersigned by a transfer agent or a registrar, other than a Director, officer or employee of the corporation, such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, the By-laws or any agreement to which the corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.
      Section 3.     Transfer of Stock. The stock of the corporation shall be transferable, so as to affect the rights of the corporation, only by transfer recorded on the books of the corporation, in person or by duly authorized attorney, and upon the surrender of the certificate or certificates properly endorsed or assigned.

      Section 4.     Equitable Interests Not Recognized. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact hereof and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person except as may be otherwise expressly provided by law.
      Section 5.     Lost or Destroyed Certificates. The Directors of the corporation may, subject to Massachusetts General Laws, Chapter 106 Section 8-405, as amended from time to time, determine the conditions upon which a new certificate of stock may be issued in place of any certificate alleged to have been lost, destroyed, or mutilated.
      Section 6.     Control Share Acquisitions. Until such time as this Section 6 shall be repealed or these By-Laws shall be amended to provide otherwise, in each case in accordance with Article Tenth of the By-Laws, the provisions of Chapter 110D of the Massachusetts General Laws shall not apply to “control share acquisitions” of the corporation within the meaning of said Chapter 110D.
ARTICLE SIXTH
Stock in Other Corporation
      Except as the Directors may otherwise designate, the Chief Executive Officer may waive notice of, and appoint any person or persons to act as proxy or attorney in fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.
ARTICLE SEVENTH
[Intentionally Omitted]
ARTICLE EIGHTH
Checks, Notes, Drafts and Other Instruments
      Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Directors to sign the same. No officer or person shall sign such instrument as aforesaid unless authorized by the Directors to do so.
ARTICLE NINTH
Seal
      The seal of the corporation shall be circular in form, bearing its name, the word “Massachusetts”, and the year of its incorporation. The Clerk or any Assistant Clerk may affix the seal (as may any other officer if authorized by the Directors) to any instrument requiring the corporate seal.
ARTICLE TENTH
Amendments
      These By-laws may at any time be amended by the stockholders provided that notice of the substance of the proposed amendment is stated in the notice of the meeting. If authorized by the Articles of Organization, the Directors may also make, amend, or repeal these By-laws in whole or in part, except with respect to any provision thereof which by law, the Articles of organization, or these By-laws requires action by the stockholders. Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-laws. Any By-laws adopted by the Directors may be amended or repealed by the stockholders.

ARTICLE ELEVENTH
Transactions With Related Parties
      The corporation may enter into contracts or transact business with one or more of its Directors, officers, or stockholders or with any corporation, association, trust company, organization or other concern in which any one or more of its Directors, officers or stockholders are Directors, officers, trustees, shareholders, beneficiaries or stockholders or otherwise interested and other contracts or transactions in which any one or more of its Directors, officers or stockholders is in any way interested; and in the absence of fraud, no such contract or transaction shall be invalidated or in any way affected by the fact that such Directors, officers or stockholders of the corporation have or may have interests which are or might be adverse to the interest of the corporation even though the vote or action of Directors, officers or stockholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the Board of Directors of the corporation (or any duly authorized committee thereof) which shall authorize or ratify any such contract or transaction, any such Director or Directors, may vote or act thereat with like force and effect as if he had no such interest, provided, in such case the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to the Directors or a majority thereof. A general notice that a Director or officer is interested in any corporation or other concern of any kind above referred to shall be a sufficient disclosure as to such Director or officer with respect to all contracts and transactions with such corporation or other concern. No Director shall be disqualified from holding office as Director or officer of the corporation by reason of any such adverse interests. In the absence of fraud, no Director, officer or stockholder having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such Director, officer or stockholder be accountable for any gains or profits realized thereon.
ARTICLE TWELFTH
Indemnification of Directors, Officers and Others
      Section 1.     Limitation On Liability of Directors and Officers.
      (a) Except as otherwise provided in these By-laws or the Articles of Organization, a Director or Officer of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or Officer notwithstanding any statutory provision or other law imposing such liability, provided, however, that this provision shall not eliminate or limit the liability of a Director or Officer (i) for any breach of the Director’s or Officer’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Section 6.40 of Chapter 156D of the General Laws of Massachusetts, or (iv) for any transaction from which the Director or Officer derived an improper personal benefit, it being the intention of this provision to limit the liability of a Director or Officer to the maximum extent allowed by law. If the Massachusetts Business Corporation Act hereafter is amended to authorize the further elimination of, or limitation on, the liability of directors or officers, then the liability of a Director or Officer of this Corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director or Officer of this Corporation existing at the time of such repeal or modification.
      (b) A Director’s or Officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.

      (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or Officer did not meet the relevant standard of conduct described in this Section.
      (d) Unless ordered by a court, the Corporation may not indemnify a Director or Officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).
      Section 2.     Advance for Expenses. The Corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a Director or Officer who is a party to a proceeding because he or she is a Director or Officer if he or she delivers to the Corporation:

(a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 1 or that the proceeding involves conduct for which liability has been eliminated under a provision of the By-laws or Articles of Organization as authorized by Section 2.02(b)(4) of chapter 156D or any successor provision to such Section; and

(b) his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such proceeding and it is ultimately determined pursuant to Section 3 or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 1. Such undertaking must be an unlimited obligation of the Director or Officer but need not be secured and shall be accepted without reference to the financial ability of the Director or Officer to make repayment.
      Section 3.     Determination of Indemnification. The determination of whether a Director or Officer has met the relevant standard of conduct set forth in Section 1 shall be made:

(a) if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;

(b) by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or

(c) by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.
      Section 4.     Notification and Defense of Claim; Settlements.
      (a) In addition to and without limiting the foregoing provisions of this Article Twelfth and except to the extent otherwise required by law, it shall be a condition of the Corporation’s obligation to indemnify under Section 1 (in addition to any other condition provide in the By-laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation’s objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such action, suit, proceeding or investigation other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such action, suit, proceeding or investigation or (3) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article Twelfth. The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.
      (b) The Corporation shall not be required to indemnify such person under this Article Twelfth for any amounts paid in settlement of any proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 3, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on such person without such person’s written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.
      Section 5.     Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, serves at the Corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a Director or Officer, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article Twelfth.
      Section 6.     Application of Article Twelfth.
      (a) The Corporation shall not be obligated to indemnify or advance expenses to a Director or Officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.
      (b) This Article Twelfth shall not limit the Corporation’s power to (1) pay or reimburse expenses incurred by a Director or an Officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.
      (c) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Twelfth shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.
      (d) Each person who is or becomes a Director or Officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article Twelfth. All rights to indemnification under this Article Twelfth shall be deemed to be provided by a contract between the Corporation and the person who serves as a Director or Officer of the Corporation at any time while this Article Twelfth and the relevant provisions of chapter 156D are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
      (e) The Corporation may, upon the affirmative vote of a majority of the Directors then in office, indemnify or advance expenses to any person who has served at its request as a Director, trustee, officer, employee or other agent of another organization, or at its request in any capacity with respect to any employee benefit plan.
      (f) If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the full extent permitted or required by any such amendment.

INDEPENDENT BANK CORP.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet

     Log on to the Internet and go to      http://www.eproxyvote.com/indb

OR

Vote-by-Telephone

     Call toll-free
     1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

[3671 — INDEPENDENT BANK CORP.] [FILE NAME: ZINB91.ELX] [VERSION — (3)] [02/07/05] [orig.02/04/05]
DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

The Board of Directors recommends that you vote “FOR” the following proposals:
1.	Election of Directors.
Whether to reelect (01) Alfred L. Donovan, (02) E. Winthrop Hall, (03) Robert D. Sullivan, and (04) Brian S. Tedeschi to serve as Class III Directors. The Nominating Committee of the Independent Bank Corp. Board of Directors recommends that you vote “FOR ALL NOMINEES”.

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐

For all nominees except as noted above

	INDEPENDENT BANK CORP.	FOR	AGAINST	ABSTAIN

2.	To ratify the selection of KPMG LLP as the independent auditor of Independent Bank Corp. for 2005.	☐	☐	☐

3.	To approve the 2005 Independent Bank Corp. Employee Stock Plan.	☐	☐	☐

4.	To approve the Restated Articles of Organization for Independent Bank Corp.	☐	☐	☐
5.	To consider and act upon any matters incidental to any of the foregoing purposes, and any other business which may properly come before the Annual Meeting or any adjournments thereof.

SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFYING THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITOR FOR THE COMPANY FOR 2005, FOR APPROVAL OF THE 2005 EMPLOYEE STOCK PLAN, FOR APPROVAL OF REVISED CORPORATE CHARTER, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date this Proxy.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date:

[3671 — INDEPENDENT BANK CORP.] [FILE NAME: ZINB92.ELX] [VERSION — (1)] [02/04/05] [orig.02/04/05]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

INDEPENDENT BANK CORP.

THIS PROXY IS SOLICITED BY THE INDEPENDENT BANK CORP. BOARD OF DIRECTORS

The undersigned stockholder, having received a Notice of Meeting and Proxy Statement of the Board of Directors dated March 11, 2005 (hereinafter the “Proxy Statement”), hereby appoint(s) Linda M. Campion and Tara M. Villanova, or any one or more of them, attorneys or attorney of the undersigned (with full power of substitution in them and in each of them), for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Independent Bank Corp. to be held at the Plimoth Plantation, 137 Warren Avenue on Route 3A, Plymouth, Massachusetts on Thursday, April 21, 2005, at 3:30 p.m., local time, and any adjournment or adjournments thereof, and there to vote and act in regard to all powers the undersigned would possess, if personally present, and especially (but without limiting the general authorization and power hereby given) to vote and act in accordance with the instructions set forth below. Attendance at the Annual Meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall, prior to the voting of shares, give written notice to the Clerk of the Company of his or her intention to vote in person. If a fiduciary capacity is attributed to the undersigned, this proxy is signed in that capacity.

The undersigned hereby confer(s) upon Linda M. Campion and Tara M. Villanova, and each of them, discretionary authority to vote (a) on any other matters or proposals not known at the time of solicitation of this proxy which may properly come before the Annual Meeting, and (b) with respect to the selection of directors in the event any nominee for director is unable to stand for election due to death, incapacity, or other unforeseen emergency.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE